File No. 33-67852
                                                                        811-7978

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM N-1A



REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                  Pre-Effective Amendment No. ___

                  Post-Effective Amendment No.  33

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                  Amendment No.  35


                                 NORTHSTAR TRUST
               (Exact name of Registrant as specified in charter)

                     TWO PICKWICK PLAZA, GREENWICH, CT 06830
                    (Address of Principal Executive Offices)

                                 (203) 863-6200
                         (Registrant's telephone number)

                                 MARK L. LIPSON
                 C/O NORTHSTAR INVESTMENT MANAGEMENT CORPORATION
                TWO PICKWICK PLAZA, GREENWICH, CONNECTICUT 06830
                     (Name and address of agent for service)

                        Copies of all correspondence to:
                              JEFFREY STEELE, ESQ.
                             DECHERT, PRICE & RHOADS
                         1500 K STREET, N.W., SUITE 500
                             WASHINGTON, D.C. 20005

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:


__ immediately upon filing pursuant to paragraph (b)    X on January 1, 1998 pursuant
                                                           to paragraph (b)

__ 60 days after filing pursuant to paragraph (a)(1)    __ on [date] pursuant
                                                        to paragraph (a)(1)

__ 75 days after filing pursuant to paragraph (a)(2)    __ on [date]
                                                       pursuant to paragraph
                                                         (a)(2) of Rule 485

If appropriate, check the following box:

           __ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              CROSS REFERENCE SHEET

The enclosed materials relate only to the Northstar Emerging Markets Value Fund which is a separate investment series of the Northstar Trust (the "Trust") and do not amend in any respect the Trust's other investment series. Information relating to the Trust's other investment series is contained in previously filed Post-Effective Amendments.

   FORM N-1A PART A ITEM             PROSPECTUS CAPTION

   1.  Cover Page................... Cover Page

   2.  Synopsis..................... What you pay to invest

   3.  Condensed Financial
       Information................   N/A

   4.  General Description of
       Registrant..................  Cover Page; Objective; Investment Strategy;
                                     Holdings; Risks; The Risks of Investing in
                                     Mutual Funds; Investment Practices; The
                                     Business of Mutual Funds; Where to Go For
                                     More Information

   5.  Management of the Fund......  Meet the Portfolio Managers; The Business
                                     of Mutual Funds

   6.  Capital Stock and Other
       Securities..................  Buying, Selling and Exchanging; Choosing a
                                     Share Class; Opening a Northstar Account;
                                     Mutual Fund Earnings and your Taxes; Where to Go for More Information

   7.  Purchases of Securities Being
       Offered...................... Buying, Selling and Exchanging; Choosing a
                                     Share Class; Opening a Northstar Account;
                                     How Dealers are Compensated

   8.  Redemption or Repurchase....  Buying, Selling and Exchanging

   9.  Legal Proceedings...........  Not Applicable

                              CROSS REFERENCE SHEET

   FORM N-1A PART B ITEM            STATEMENT OF ADDITIONAL INFORMATION CAPTION

   10.   Cover Page                            Cover Page

   11.   Table of Contents                     Table of Contents

   12.   General Information & History         Cover Page; Other Information

   13.   Investment Objectives & Policies      Cover Page; Investment
                                               Restrictions; Investment
                                               Techniques

   14.   Management of the Fund                Trustees and Officers

   15.   Control Persons and Principal         N/A
         Holders of Securities

   16.   Investment Advisory and               Services of Northstar, the
         Other Services                        the Subadviser and the
                                               Administrator

   17.   Brokerage Allocation and              Portfolio Transactions and
         Other Practice                        Brokerage Allocation

   18.   Capital Stock and Other Securities    Purchases and Redemptions

   19.   Purchases, Redemptions and            Net Asset Value; Purchases and
         Pricing                               Redemptions

   20.   Tax Status                            Dividends, Distributions
                                               and Taxes

   21.   Underwriter                           Underwriter and Distribution
                                               Services

   22.   Calculation of Performance Data       Performance Information

   23.   Financial Statements                  N/A


                                  PART C

The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

                                   NORTHSTAR
                                EMERGING MARKETS
                                   VALUE FUND
                                   PROSPECTUS
                                January 1, 1998

                                 [Star Graphic]

This prospectus contains important information about investing in the Northstar Emerging Markets Value Fund. Please read the prospectus carefully before you invest and keep it for future reference. Your investment is not a bank deposit, is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency, is affected by market fluctuations -- there is no guarantee that the fund will achieve its objective. Like all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

WHAT'S
INSIDE
-------------------------------------------------------------------------------

[ICON]     OBJECTIVES      These pages contain a                         NORTHSTAR EMERGING MARKETS VALUE
                           description of the fund, including            FUND                                       2
           INVESTMENT      its objective, investment strategy,
[ICON]     STRATEGY        types of holdings, risks and                  MEET THE PORTFOLIO MANAGERS                3
                           portfolio managers.
                                                                         YOUR GUIDE TO BUYING, SELLING AND
[ICON]     HOLDINGS        You'll also find:                             EXCHANGING SHARES OF NORTHSTAR
                                                                         FUNDS                                      5
[ICON]     RISKS           WHAT YOU PAY TO INVEST. A list of
                           the fees and expenses you pay --              MUTUAL FUND EARNINGS AND YOUR
           WHAT            both directly and indirectly --               TAXES                                     12
           YOU PAY         when you invest in the fund.
[ICON]     TO INVEST                                                     THE BUSINESS OF MUTUAL FUNDS              13

                                                                         THE RISKS OF INVESTING IN MUTUAL
           HOW THE         HOW THE FUND HAS PERFORMED.                   FUNDS                                     15
           FUND HAS        A chart that shows the fund's
[ICON]     PERFORMED       financial performance by share                WHERE TO GO FOR MORE INFORMATION          18
                           class.



                                                       Registrant
 NORTHSTAR                                             Northstar Trust
 EMERGING                                              Portfolio managers
 MARKETS                                               Charles Brandes,
 VALUE FUND                                            Ian Sunder

OBJECTIVE [ICON]
This fund's investment objective is long-term capital appreciation.

INVESTMENT  [ICON]
STRATEGY
The fund invests primarily in companies located in countries with emerging markets.

The portfolio managers apply the technique of "value investing" by seeking stocks that their research indicates are priced well below their long-term value. This gives the fund both a possible margin of safety against price declines and an opportunity for profit.



HOLDINGS [ICON] The fund holds primarily common stocks, preferred stocks, American, European and Global depository receipts, shares of closed-end investment companies, as well as convertible securities. It may also invest in other higher-risk securities and engage in other investment practices. These are described on page 15.

Under normal market conditions, it will invest at least 65% of its total assets in securities of companies located in countries with emerging markets. Countries with emerging markets include those countries that are generally considered to be emerging countries by the international financial community. The fund may invest the greater of either 20% of its assets in any one country or industry or 150% of the weighting of such country or industry as represented in the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index, subject to any and all restrictions regarding industry concentration or diversification requirements under the Investment Company Act.

RISKS [ICON]
Because it invests in equities, the fund is affected by changes in stock markets. It is also subject to the risks associated with investing in smaller companies, foreign securities and emerging markets. Please refer to the section beginning on page 15, THE RISKS OF INVESTING IN MUTUAL FUNDS.

--------------------------------------------------------------------------------

WHAT YOU PAY  [ICON]
TO INVEST
There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund.

FEES YOU PAY DIRECTLY

                                               CLASS A      CLASS B      CLASS C
--------------------------------------------------------------------------------
 Maximum sales charge on your initial
 investment (as a % of offering price)     %   4.75         none         none
 Maximum deferred sales charge             %   none(1)      5.00(2)      1.00(2)

OPERATING EXPENSES PAID EACH YEAR BY THE FUND
(as a % of average net assets)

                                               CLASS A      CLASS B      CLASS C
--------------------------------------------------------------------------------
 Management fee
 after waiver or reimbursement(3)          %   1.00         1.00         1.00
 12b-1 fee(4)                              %   0.30         1.00         1.00
 Other expenses
 after waiver or reimbursement(3)          %   0.50         0.50         0.50
 TOTAL FUND OPERATING EXPENSES AFTER
 REIMBURSEMENT (3)                         %   1.80         2.50         2.50

EXAMPLE
Here's an example of what you would pay in expenses if you invested $1,000, reinvested all your dividends, the fund earned an average return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an example -- actual expenses and performance may vary.

                                             YEAR 1   YEAR 3   YEAR 5   YEAR 10
------------------------------------------------------------------------------
 Class A
 with redemption                         $     65      101      140      249
 ..............................................................................

 Class B
 with redemption                         $     75      108      153      266(5)
 without redemption                      $     25       78      133      266(5)
 ..............................................................................

 Class C
 with redemption                         $     35       78      133      284
 without redemption                      $     25       78      133      284
 ..............................................................................

-----------------
(1) Except for purchases of $1 million or more, when you sell any of the shares within 18 months of when you bought them. Please see page 7 for details.

(2) This charge decreases over time. Please see page 7 for details.

------------------------------------

(3) The adviser, subadviser and administrator have agreed to waive or reimburse fees until the net assets of the fund exceed $25 million or until April 1, 1998, whichever comes first. These figures reflect the reimbursement of certain expenses by the adviser. Without reimbursement, management fee would be 1.00% for Class A, Class B and Class C; it is estimated that other expenses would be 0.70% for Class A, Class B and Class C; and total fund operating expenses would be 2.00% for Class A and 2.70% for Class B and Class C.

(4) Because of the 12b-1 fee, long-term shareholders may pay more than the maximum permitted front-end sales charge.

------------------------------------
(5) Class B shares convert to Class A shares after year 8. This figure uses Class A expenses for years 9 and 10.



2 Northstar Emerging Markets Value Fund

                                                                        MEET THE
                                                                       PORTFOLIO
                                                                        MANAGERS

CHARLES BRANDES

Charles Brandes has been co-manager of the Northstar Emerging Markets Value Fund since its inception. Mr. Brandes has over 30 years of investment management experience. He founded the general partner of Brandes Investment Partners, L.P. in 1974 and owns a controlling interest in it. At Brandes Investment Partners, L.P., he serves as a Managing Partner and senior member of the investment committee.

Mr. Brandes earned his BA in Economics from Bucknell University. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

IAN SUNDER

Ian Sunder has been co-manager of the Northstar Emerging Markets Value Fund since its inception. Mr. Sunder has over eight years of investment management experience. At Brandes Investment Partners, L.P., he serves as an Assistant Portfolio Manager and senior member of the investment committee.

Mr. Sunder earned his BA in Commerce from Karnatak University, India and his Master of Accountants from Bowling Green State University. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research and the Financial Analysts Society.

Charles Brandes and Ian Sunder structure the portfolio of the Northstar Emerging Markets Value Fund from a buy list determined by Brandes' Investment Committee, of which they are senior members.
--------------------------------------------------------------------------------

SUB-ADVISER
BRANDES INVESTMENT PARTNERS, L.P.

A registered investment adviser, Brandes Investment Partners, L.P. serves as subadviser to the Northstar Emerging Markets Value Fund. The company was formed in May 1996 as the successor to its general partner, Brandes Investment Partners, Inc. which has been (through various predecessor entities) providing investment advisory services since 1974.

Brandes Investment Partners, L.P. currently manages over $15 billion in international and global portfolios. Brandes Investment Partners, L.P. receives a monthly fee for its services based on the average daily net assets of the fund. This fee is paid by Northstar, and not the fund, at a rate of 50% of the management fee that the fund pays Northstar.

                                                                          [ICON]
                          If you have any questions, please call 1-800-595-7827.
                                                                               3

MEET THE
PORTFOLIO
MANAGERS

   PERFORMANCE
   PROFILE:
   BRANDES
   INVESTMENT PARTNERS
   These figures demonstrate the historical track record of Brandes Investment Partners, L.P. The figures have been provided by Brandes Investment Partners, L.P. and have not been verified or audited. They do not indicate how the Northstar Emerging Markets Value Fund or Brandes Investment Partners, L.P. will perform in the future.
   (a) The annual returns presented (right) were calculated on a time-weighted and asset-weighted, total return basis, including reinvestment of all dividends, interest and income, realized and unrealized gains or losses and are net of applicable investment advisory fees, brokerage commissions, custodial fees and execution costs and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. This total return method differs from the SEC method of calculating total return. The Brandes Emerging Markets composite results include all actual, fee-paying, fully discretionary Emerging Markets accounts under management by Brandes Investment Partners, L.P. for at least one month beginning January 1, 1995 having substantially similar investment objectives, policies, techniques and restrictions to those of the Northstar Emerging Markets Fund, other than those accounts denominated in currencies other than U.S. dollars. The weighted-average management fee during the period January 1, 1995 to December 31, 1996 was 0.98% per year. Securities transactions are accounted for on the trade date. Cash and equivalents are included in performance results. For calendar years 1995 and 1996, the Brandes Emerging Markets composite has been examined by a Big Six accounting firm in accordance with AIMR Level II verification standards. Copies of the report of independent accountants and a complete list of and description of Brandes' composites are available upon request. Brandes has prepared the performance data in compliance with the Performance Presentation Standards for the Association for Investment Management Research (AIMR-PPS-TM-). AIMR did not prepare or review this data. The Fund agrees to conform the performance presentation to any changes in the SEC staff position relating to prior performance presentations.

The charts below show the past performance of Brandes Investment Partners, L.P. in managing accounts with investment objectives, policies, techniques and restrictions substantially similar, though not identical to those of the Northstar Emerging Markets Value Fund. The charts show average annual returns for a composite of the actual performance of all emerging markets accounts managed by Brandes Investment Partners from 1995 until the present.

The accounts were not subject to the same types of expenses as the fund or the requirements of the Investment Company Act of 1940 or the Internal Revenue Code, the limitations of which might have adversely affected performance results. Included for comparison purposes are performance figures of the Morgan Stanley Capital Emerging Markets Free ("MSCI EMF") Index, an unmanaged index consisting of securities listed on exchanges in developing nations throughout the world. It has been adjusted to reflect reinvestment of dividends. The results presented below may not equate with the return experienced by any particular account as a result of timing of investments and the effect of taxes on any client.


                        BRANDES EMERGING       MSCI
                          MARKETS EQUITY        EMF
                        COMPOSITE (%)(a)  INDEX (%)
 One year, ended
  September 30, 1997           20.46          6.56
 Average annual return since
  December 31, 1994            13.18          2.75


          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                      BRANDES EMERGING MARKETS   MSCI EMF

                         Equity Composite        Index



                   BRANDES EMERGING MARKETS EQUITY COMPOSITE
                   -----------------------------------------

                             1Q95            0.97
                             2Q95            1.01
                             3Q95            1.04
                             4Q95            1.03
                             1Q96            1.07
                             2Q96            1.21
                             3Q96            1.17
                             4Q96            1.20
                             1Q97            1.32
                             2Q97            1.48
                             3Q97            1.41

                                 MSCI EMF INDEX
                                 --------------

                             1Q95            0.88
                             2Q95            0.97
                             3Q95            0.96
                             4Q95            0.95
                             1Q96            1.01
                             2Q96            1.05
                             3Q96            1.01
                             4Q96            1.01
                             1Q97            1.09
                             2Q97            1.18
                             3Q97            1.08

                                                           YOUR GUIDE TO BUYING,
                                                   SELLING AND EXCHANGING SHARES
                                                              OF NORTHSTAR FUNDS

THERE ARE THREE STEPS TO TAKE WHEN YOU WANT TO BUY, SELL OR EXCHANGE SHARES OF OUR FUNDS:

(bullet)   first, choose a share class

(bullet)   second, open a Northstar account and make your first investment

(bullet)   third, choose one of several ways to buy, sell or exchange shares.
--------------------------------------------------------------------------------

CHOOSING A
SHARE CLASS
The Northstar Emerging Markets Value Fund is available in Class A, Class B and Class C shares.

The chart below summarizes the differences between the share classes -- your choice of share class will depend on how much you are investing and for how long. Large investments qualify for a reduced Class A sales charge and avoid the higher distribution fees of classes B and C. Investments in Class B and Class C shares don't have a front-end sales charge but there is a restriction on the amount you can invest at one time. Your financial adviser can help you, or feel free to call us for more information.

You'll find actual expenses charged to the fund beginning on page 2.

 Maximum      CLASS A    no limit
 amount you   CLASS B    $500,000
 can buy      CLASS C    $750,000
 Front-end    CLASS A    yes, varies by size of investment
 sales        CLASS B    none
 charge       CLASS C    none
 Deferred     CLASS A    only on investments of $1 million or more if you sell within
 sales                   18 months
              CLASS B    yes, if you sell within 5 years
 charge       CLASS C    yes, if you sell within 1 years
 Service      CLASS A    0.25% per year
 fee          CLASS B    0.25% per year
                         0.25% per year
              CLASS A    0.05% per year
 Distribution CLASS B    0.75% per year
 fee          CLASS C    0.75% per year
 Conversion   CLASS B    Class B shares convert to class A after 8 years


                                                                          [ICON]
                          If you have any questions, please call 1-800-595-7827.
                                                                               5

YOUR GUIDE TO BUYING,
SELLING AND EXCHANGING SHARES
OF NORTHSTAR FUNDS

FRONT-END SALES
CHARGES
(Class A shares only)



                                                                                 AMOUNT RETAINED BY
YOUR INVESTMENT                       FRONT-END SALES CHARGE                             DEALERS
---------------------------------------------------------------------------------------------------
                                           as a percentage         as a percentage         as a percentage
                                      of your net investment      of offering price      of offering price
 up to $100,000                                4.99                    4.75                    4.00
 $100,000 to $249,999                          3.90                    3.75                    3.10
 $250,000 to $499,999                          2.83                    2.75                    2.30
 $500,000 to $999,999                          2.04                    2.00                    1.70
 $1,000,000 and over                             --                      --                      --

WAYS TO REDUCE FRONT-END SALES CHARGES

There are three ways you can reduce your sales charges.

1. TAKE ADVANTAGE OF PURCHASES YOU'VE ALREADY MADE
   Rights of accumulation let you combine the value of all the Class A shares you already own with your current investment to calculate your sales charge.

2. TAKE ADVANTAGE OF PURCHASES YOU INTEND TO MAKE
   By signing a non-binding letter of intent, you can combine investments you plan to make over a 13 month period to calculate the sales charge you'll pay on each investment.

3. BUY AS PART OF A GROUP OF INVESTORS
   You can combine your investments with others in a recognized group when calculating your sales charge. The following is a general list of the groups Northstar recognizes for this benefit.

(bullet) you, your spouse and your children under the age of 21

(bullet) a trustee or fiduciary for a single trust, estate or fiduciary account
         (including qualifying pension, profit sharing and other employee benefit trusts)

(bullet) any other organized group that has been in existence for at least six months, and wasn't formed solely for the purpose of investing at a discount.

4. YOU MAY NOT HAVE TO PAY FRONT-END SALES CHARGES OR A CDSC IF YOU ARE:

(bullet) an active or retired trustee, director, officer, partner or employee
         (including immediate family) of

(bullet) Northstar or of any of its affiliated companies

(bullet) any Northstar affiliated investment company

(bullet) a dealer that has a sales agreement with the distributor

(bullet) a trustee or custodian of any qualified retirement plan or IRA established for the benefit of anyone in the point above

(bullet) a dealer, broker or registered investment adviser who has entered into an agreement with the distributor providing for the use of shares of the fund in particular investment products such as "wrap accounts" or other similar managed accounts for the benefit of your clients

(bullet) a service provider for Northstar, any Northstar affiliated company or any Northstar affiliated investment company

(bullet)  a Brandes employee, officer or partner

(bullet) a beneficiary of life insurance contracts with ReliaStar Life Insurance
         Company (ReliaStar) or any ReliaStar affiliated life insurance company to the extent you invest payments made to you under the contracts in one or more Northstar Funds within sixty days of payment under the contracts.

You won't pay a sales charge when you buy Class A shares of the fund through a dealer by transferring the proceeds of the sale of another open-end fund, so long as:

(bullet) you have held the shares in the fund you're selling for a least six months, and you paid a sales charge when you bought them

(bullet) you send the proceeds of the sale directly to Northstar or our agent or hold them in cash or a money market fund

(bullet) you buy the shares of the fund within 60 days of the sale, and

(bullet) the fund has the same or similar investment objective.

Pension, profit sharing and other benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 456 of the Code don't pay a front-end sales charge or a CDSC, as long as the shares are purchased by an employer sponsored plan with at least 50 eligible employees.

If you think you might be eligible to reduce your sales charges using any of these methods, please call us or consult the Statement of Additional Information
(SAI).

                                                           YOUR GUIDE TO BUYING,
                                                   SELLING AND EXCHANGING SHARES
                                                              OF NORTHSTAR FUNDS

DEFERRED SALES
CHARGES
(Classes A, B, & C)
We deduct a contingent deferred sales charge (CDSC) from the proceeds when you sell shares as indicated below. CDSC is charged on the current market value of the shares, or on the price you paid for them, whichever is less. You aren't charged a CDSC on shares you acquired by reinvesting your dividends, or on amounts representing appreciation.

When you ask us to sell shares, we will sell those that are exempt from the CDSC first, and then sell the shares you have held the longest. This helps keep your CDSC as low as possible.

CLASS A SHARES

There is generally no CDSC on Class A shares, except for purchases of $1 million or more, when you sell them within 18 months of when you bought them.

YOUR INVESTMENT               CDSC ON SHARES BEING SOLD

 First $1,000,000 - $2,499,999           1.00%
 $2,500,000 to $4,999,999                0.50%
 $5,000,000 and over                     0.25%

CLASS B & C SHARES

YEARS AFTER YOU
BOUGHT THE SHARES            CLASS B     CLASS C
 1st year                        5.00%       1.00%
 2nd year                        4.00%          --
 3rd year                        3.00%          --
 4th year                        2.00%          --
 5th year                        2.00%          --
 after 5 years                      --          --

WHEN THE CDSC MIGHT BE WAIVED

We may waive the CDSC for Class B and Class C shares if:

(bullet) the shareholder dies or becomes disabled

(bullet) you're selling your shares through our systematic withdrawal program

(bullet) you're selling shares of a retirement plan and you are over 70 1/2 years old

(bullet) you're exchanging Class B or C shares for the same class of shares of another Northstar fund

(bullet) you fall into any of the categories listed in point 4 on page 6.

If you think you might be eligible for a CDSC waiver, please call us or consult the SAI.

                                                                          [ICON]
                          If you have any questions, please call 1-800-595-7827.
                                                                               7

YOUR GUIDE TO BUYING,
SELLING AND EXCHANGING SHARES
OF NORTHSTAR FUNDS

OPENING A
NORTHSTAR
ACCOUNT
Once you've chosen the share class you prefer, you're ready to open an account.

First, determine how much money you want to invest. The minimum initial investment for Northstar Funds is:

(bullet) $2,500 for non-retirement accounts
(bullet) $250 for retirement accounts
(bullet) $25 if you are investing using our automatic investment plan (see page 10).

Next, open an account in one of two ways:

(bullet) give a check to your broker, who will open an account for you, or

(bullet) complete an application (you can obtain one from your financial adviser or by calling us at 1-800-595-7827) and mail it to us, along with your check made payable to Northstar Funds.

TAX-SHELTERED RETIREMENT PLANS

Call or write to us about opening your Northstar account as any one of the following retirement plans:

(bullet) IRAs,
(bullet) SEP-IRAs,
(bullet) retirement and profit sharing plans for self-employed persons (Keogh), (bullet) and corporate retirement plans (401(k)).

--------------------------------------------------------------------------------

BUYING, SELLING
AND EXCHANGING
Once you've opened an account and made your first investment, you can choose one of three ways to buy, sell or exchange shares of Northstar funds:

(bullet) through your broker
(bullet) directly, by mail or over the telephone
(bullet) using one of our automatic plans.

We'll send you a confirmation statement every time you make a transaction that affects your account balance, except when we pay distributions.

Instructions for each option appear in the chart on page 10, but here are a few things you should know before you begin.

--------------------------------------------------------------------------------

HOW SHARES ARE
PRICED
The price you pay or receive when you buy, sell or exchange shares is determined by the fund's net asset value (NAV) per share and share class. NAV is calculated each business day at the close of regular trading on the New York Stock Exchange (usually 4:00 Eastern Standard Time) by dividing the net assets of each fund class by the number of shares outstanding. To calculate NAV, we determine the fair market value of the fund's portfolio securities using the method described in the SAI.

When you're buying shares, you'll pay the NAV that is next calculated after we receive your order in proper form, plus any sales charges that apply. When you're selling shares, you'll receive the NAV that is next calculated after we receive your order in proper form, less any deferred sales charges that apply.

--------------------------------------------------------------------------------

SOME RULES FOR
BUYING
(bullet) The minimum amount of each investment after your first one is:

(bullet) $100 for non-retirement accounts
(bullet) $25 for retirement accounts
(bullet) $25 if you are investing using our automatic investment plan (see page
         10).
(bullet) We record most shares on our books electronically. We will issue a certificate if you ask us to in writing, however most of our shareholders prefer not to have their shares in certificate form because certificated shares can't be sold or exchanged by telephone or using the systematic withdrawal program.

                                                           YOUR GUIDE TO BUYING,
                                                   SELLING AND EXCHANGING SHARES
                                                              OF NORTHSTAR FUNDS

(bullet) We have the right to refuse a request to buy shares.

SOME RULES FOR
SELLING
(bullet) Selling your shares may result in a deferred sales charge. Please refer to the table on page 7.

(bullet) We'll pay you within three days from the time we receive your request to sell, unless you're selling shares you recently paid for by check. In that case, we'll pay you when your check has cleared, which may take up to 15 days.

(bullet) If you are a corporation, partnership, executor, administrator, trustee, custodian, guardian or you are selling shares of a retirement plan, you'll need to complete special documentation and give us your request in writing. Please call us for information.

(bullet) You can reinvest part or all of the proceeds of any shares you sell without paying a sales charge. You must let us know in writing 30 days from the day you sold the shares, and buy the same class of shares you sold. We will reimburse you for any CDSC you paid. Please see page 12 for information about how this can affect your taxes.

(bullet) You won't pay a service charge when you sell your shares, but your dealer may charge you a fee.

(bullet) If selling shares results in the value of your account falling below
         $500, we have the right to close your account, so long as your account has been open for at least a year. We'll let you know 60 days in advance, and if you don't bring the account balance above $500, we'll sell your shares, mail the proceeds to you and close your account. We may also close your account if you give us an incorrect social security number or taxpayer identification number.

(bullet) In unusual circumstances, we may temporarily suspend the processing of requests to sell.

--------------------------------------------------------------------------------

SOME RULES FOR
EXCHANGING
(bullet) When you exchange shares, you are selling shares of one fund and using the proceeds to buy shares of another fund. Please see page 12 for information about how this can affect your taxes.

(bullet) Before you make an exchange, be sure to request and read the sections of the prospectus that discuss the shares you're exchanging to.

(bullet) You can exchange shares of any Northstar fund for the same class of shares of any other Northstar fund, or for shares of the Cash Management Fund of Salomon Brothers Investment Series (a money market fund that's available through Northstar, but isn't one of the the Northstar Funds) without a sales charge. You will, however, pay a sales charge if you buy shares of the Cash Management Fund, and then exchange them for Class A shares of any of the Northstar funds.

(bullet) For the purposes of calculating CDSC, shares you exchange will continue to age from the day you first purchased them, even if you're exchanging into the Cash Management Fund.

(bullet) We'll let you know 60 days in advance if we want to make any changes to
         these   rules.

                                                                          [ICON]
                          If you have any questions, please call 1-800-595-7827.
                                                                               9

YOUR GUIDE TO BUYING,
SELLING AND EXCHANGING SHARES
OF NORTHSTAR FUNDS
-------------------------------------------------------------------------------
WAYS TO BUY, SELL OR EXCHANGE             WHEN TO USE THIS OPTION

--------------------------------------------  ----------------------------------
THROUGH YOUR DEALER                          (bullet) buy
                                             (bullet) sell
                                             (bullet) exchange


--------------------------------------------  ----------------------------------
BY MAIL
Please call us if you have any questions --   (bullet) buy
we can't process your request until we have   (bullet) sell
all of the documents we need.                 (bullet) exchange

--------------------------------------------  ----------------------------------
BY TELEPHONE
To sign up for this service, complete         (bullet) sell
section 9 of the application or               (bullet) exchange
call us at 1-800-595-7827.

--------------------------------------------  ----------------------------------
AUTOMATIC INVESTMENT PLAN
To sign up for this service, complete         (bullet) buy
section 7 of the application or call us at
1-800-595-7827.
--------------------------------------------  ----------------------------------
SYSTEMATIC WITHDRAWAL PROGRAM
To sign up for this service, complete         (bullet) sell
section 8 of the application or
call us at 1-800-595-7827.

                                                           YOUR GUIDE TO BUYING,
                                                   SELLING AND EXCHANGING SHARES
                                                              OF NORTHSTAR FUNDS

HOW TO USE IT

--------------------------------------------------------------------------------

If you're BUYING shares, make your check payable to Northstar Funds and give it to your dealer, who will forward it to us.

When you're SELLING, give your written request to your dealer, who may charge you a fee for this service.

--------------------------------------------------------------------------------

Send your request to buy, sell or exchange in writing to:

Northstar Funds
c/o First Data Investor Services Group, Inc.
P.O. Box 5131
Westborough MA 01581-5131

Your letter should tell us:

(bullet) your account number

(bullet) your social security number or taxpayer identification number

(bullet) the name the account is registered in

(bullet) the fund name and share class you're buying or selling, and, for exchanges, the fund name and share class you're exchanging to

(bullet) the dollar value or number of shares you want to buy, sell or exchange.

If you're BUYING, include a check payable to Northstar Funds with your request.

If you're SELLING or EXCHANGING, your request must be signed by all registered owners of the account.

We'll ask you to guarantee the signatures if:

(bullet) you are selling more than $50,000 worth of shares

(bullet) your address of record has changed in the past 30 days

(bullet) you want us to send the payment to someone other than the registered owner, to an address other than the address of record, or in any form other than by check.

Signatures can be guaranteed by a bank, a member of the national stock exchange or another eligible institution.
--------------------------------------------------------------------------------

You can SELL or EXCHANGE up to $50,000 of your shares by telephone.

Call us at 1-800-595-7827 between 8:30 a.m. and 4:00 pm Eastern Standard Time.

When you're calling with your request, we'll ask you for your name, social security number, broker of record or other identification. If we don't ask for these things and process an unauthorized telephone transaction, we are responsible for any losses to your account. Otherwise you are responsible for any unauthorized use of the telephone transaction service.

We'll mail the proceeds of the sale to the address of record or wire $1,000 or more to any commercial bank in the U.S. that is a member of the Federal Reserve System. There is no fee for this service.

--------------------------------------------------------------------------------

You can authorize us to automatically withdraw a minimum of $25 each month from your bank account and use it to buy shares in Northstar funds.

There's no charge for this service, but your bank may charge you a small set-up or transaction fee. You can cancel the program at any time.
--------------------------------------------------------------------------------

You can ask us to automatically transfer money from your Northstar account into your bank account.

We will sell shares or share fractions on your behalf monthly or quarterly, and automatically deposit the proceeds into your bank account. There may be a sales charge on shares we sell on your behalf.

You must have at least $5,000 worth of shares in your account to participate in this program. The minimum transfer amount is $25.

It isn't to your advantage to buy and sell shares of the same fund at the same time, so you can't set up a systematic withdrawal program for an account you've already signed up on an automatic investment plan.

                                                                          [ICON]
                          If you have any questions, please call 1-800-595-7827.
                                                                              11

MUTUAL FUND
EARNINGS AND
YOUR TAXES

HOW THE FUND
PAYS DISTRIBUTIONS
The fund distributes virtually all of its net investment income and net capital gains to shareholders once a year in the form of dividends.

As a shareholder, you are entitled to a share of the income and capital gains the fund distributes. The amount you receive is based on the number of shares you own.

DISTRIBUTION OPTIONS

You can take your distributions as cash or reinvest them in the same class of shares of any of our funds. You specify your preference when you open your account.

You can choose to reinvest your distrubtions in one of three ways:

(bullet) reinvest both income dividends and capital gain distributions to buy additional Class A, B or C shares of any Northstar fund you choose

(bullet) receive income dividends in cash and reinvest capital gain distributions to buy additional Class A, B or C shares of any Northstar fund you choose

(bullet) receive both income dividends and capital gain distributions in cash.

You can change your distribution instructions at any time by notifying us by phone (if going to the address of record), or in writing.

If you don't specify how you would like to receive your distributions, we'll automatically reinvest both income dividends and capital gain distributions in additional shares of the same fund.

--------------------------------------------------------------------------------

HOW YOUR
DISTRIBUTIONS
ARE TAXED
The fund intends to meet the requirements for being a tax-qualified regulated investment company, which means it generally does not pay federal income tax on the earnings it distributes to shareholders.

As a result, distributions that you receive will generally be considered to be taxable in your hands. Income distributions, whether you take them as cash or reinvest them, are taxable as ordinary income. Capital gain distributions are taxable as long-term capital gains, regardless of how long you've held the shares.

Distributions may also be subject to state, local or foreign taxes.

If income distributed to you includes dividends paid by U.S. corporations, part of the dividends the fund pays may be eligible for the corporate dividends-received deduction.

TIMING YOUR PURCHASE

If you buy shares of the fund just before it makes a distribution, you will pay the full price but part of your investment will come back to you as a taxable distribution. Unless you are investing in a tax-deferred account, such as an IRA, this is not to your advantage because you'll pay tax on the dividend but will not have shared in the increase in the net asset value of the fund.

WHEN DISTRIBUTIONS ARE DECLARED

For tax purposes, distributions declared by the fund in October, November or December and paid to you in January are taxable in the calendar year in which they were declared.

BACKUP WITHHOLDING TAX

We'll notify you each year of the tax status of dividends and distributions. If we don't have your tax identification number, or if you have been told by the IRS that you are subject to backup withholding tax, we may be required to withhold U.S. federal income tax on any distributions at the rate of 31%.

WHEN YOU SELL YOUR SHARES

When you sell or exchange shares you will realize a capital gain or loss, depending on the difference between what your shares cost you and what you receive for them. A capital gain or loss will be long-term or short-term, depending on the length of time you held the shares.

In your federal income tax return you report a capital gain as income and a capital loss as a deduction.

CONSULT YOUR TAX ADVISER

The information above is general in nature. You should consult your tax adviser to discuss how investing in Northstar funds affects your personal tax situation.

                                                                    THE BUSINESS
                                                                       OF MUTUAL
                                                                           FUNDS

HOW THE FUND
IS ORGANIZED
AND MANAGED
The Northstar Emerging Markets Value Fund is a diversified mutual fund. It is a series of the Northstar Trust (formerly the Northstar Advantage Trust), which is registered as an investment company with the SEC.

The trustees oversee the business affairs of the fund and are responsible for major decisions about the fund's investment objective and policies.

The fund does not hold regular shareholder meetings, but may hold special meetings. A special meeting is called if investors holding at least 10% of the outstanding shares of the fund request it. Certain objectives and policies of the fund may only be changed by shareholder vote. A shareholder vote is required to change the investment objective of a Northstar fund because the fund investment objectives are fundamental.

The day-to-day management of the fund is handled by the following companies and advisers appointed by the trustees:

INVESTMENT ADVISER

Oversees the investment management of the subadviser for the fund and provides advice and recommendations about investments made by the fund. The investment adviser is paid out of the fund's management fee, which is listed on page 2.

Northstar Investment Management Corporation
Two Pickwick Plaza
Greenwich, CT 06830

ADMINISTRATOR

Provides administrative, compliance and accounting services to the fund. The administrator receives an annual administrative services fee from the fund of 0.10% of the fund's average daily net assets, plus $5 per account per year.

Northstar Administrators Corporation
Two Pickwick Plaza
Greenwich, CT 06830

DISTRIBUTOR

Markets the fund and distributes shares through brokers and other financial representatives.

Northstar Distributors, Inc.
Two Pickwick Plaza
Greenwich, CT 06830

CUSTODIAN

Holds all the fund's assets.

Custodian and fund accounting agent:

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

TRANSFER AGENT

Handles shareholder record-keeping and statements, distribution of dividends and processing of orders to buy and sell shares.

First Data Investor Services Group, Inc.
4400 Computer Drive
Westborough, MA 01581-5120

PORTFOLIO MANAGERS AND SUBADVISER

You'll find profiles of the fund's portfolio managers and subadviser beginning on page 3.

                                                                          [ICON]
                          If you have any questions, please call 1-800-595-7827.
                                                                              13

THE BUSINESS
OF MUTUAL
FUNDS

HOW DEALERS ARE
COMPENSATED
Dealers receive payment for selling shares of the Northstar Emerging Markets Value Fund in three ways:

THEY RECEIVE A COMMISSION WHEN
YOU BUY SHARES

The amount of the commission depends on the amount you invest and the share class you buy. Sales commissions are detailed in the chart below.

(bullet) CLASS A INVESTMENTS
         (% OF OFFERING PRICE)

                        COMMISSION      AMOUNT
               RECEIVED BY DEALERS        PAID
              OUT OF SALES CHARGES      BY THE
                           YOU PAY  DISTRIBUTOR
 up to $100,000               4.00          --
 $100,000 to $249,999         3.10          --
 $250,000 to $499,999         2.30          --
 $500,000 to $999,999         1.70          --
 $1,000,000 to                  --        1.00
 $2,499,999
 $2,500,000 to                  --        0.50
 $4,999,999
 $5,000,000 and over            --        0.25

(bullet) CLASS B INVESTMENTS

 Receives 4% of sale price from the distributor

(bullet) CLASS C INVESTMENTS

 Receives 1% of sale price from the distributor

THEY ARE PAID A FEE BY THE DISTRIBUTOR
FOR SERVICING YOUR ACCOUNT

They receive a service fee depending on the average net asset value of the class of shares their clients hold in the fund. These fees are paid from the 12b -1 fee deducted from each fund class. In addition to covering the cost of commissions and service fees, the 12b -1 fee is used to pay for other expenses such as sales literature, prospectus printing and distribution and compensation to the distributor and its wholesalers. You'll find the 12b -1 fees listed in the fund information on page 2. Service and distribution fee percentages appear on page 5.

THEY MAY RECEIVE ADDITIONAL BENEFITS
AND REWARDS

Selling shares of the fund may make dealers eligible for awards or to participate in sales programs sponsored by Northstar. The costs of these benefits and rewards are not deducted from the assets of the fund -- they are paid from the distributor's own resources.

The distributor may also pay additional compensation to dealers including Advest, Inc. out of its own resources for marketing and other services to shareholders.

                                                                    THE RISKS OF
                                                                    INVESTING IN
                                                                    MUTUAL FUNDS

Risk is the potential that your investment will lose money or not earn as much as you hope. Mutual funds have varying degrees of risk, depending on the securities they invest in. There is no guarantee that a fund will achieve its investment objective.

You'll find a discussion of the key risk factors associated with the fund on page 2.

This section provides information about the risks associated with different kinds of securities. It also lists additional investment practices that may involve elements of risk.

--------------------------------------------------------------------------------

EQUITIES
(bullet) Give the buyer ownership rights in the issuer. Common and preferred stocks, convertible securities and stock purchase rights are types of equities.

(bullet) The market value of an equity security may go up or down rapidly depending on market conditions. This affects the value of the shares of a fund, and the value of your investment.

(bullet) Securities of smaller companies may be subject to more abrupt or erratic market movements because they are traded in lower volume and are subject to greater changes in earnings and growth prospects.

--------------------------------------------------------------------------------


FOREIGN
INVESTMENTS
(bullet) Securities issued by companies located in foreign countries.

(bullet) Subject to all of the risks associated with equity securities. There are also other risks that can affect the value of foreign investments:

(bullet) foreign markets may be less regulated, may have less volume and be less liquid

(bullet) foreign securities may be less liquid and subject to greater price fluctuations

(bullet) the value of the securities are affected by changes in currency exchange rates and exchange control regulations

(bullet) brokerage and custodial fees are generally higher

(bullet) the value of foreign securities may be affected by adverse political and economic developments, seizure or nationalization of foreign deposits, and government restrictions

(bullet) there is often less information available about foreign companies and many countries do not have the accounting, auditing and financial reporting that we have in the United States and foreign financial institutions may be subject to less regulation and supervision.

EMERGING MARKETS

(bullet) Investment in emerging markets have additional risks: developing countries have economic structures that are less mature, they have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, greater risks of currency devaluation and their securities markets and securities transaction settlement procedures are substantially less developed. Risks of foreign investing are accentuated in emerging markets.

DEPOSITORY RECEIPTS

(bullet) American Depository Receipts ("ADRs") are typically issued by U.S.
         banks or trust companies. They are based on ownership of securities issued by foreign companies, and are traded on U.S. exchanges. European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies. They are based on ownership of securities issued by foreign or U.S. companies, and are traded on stock exchanges around the world.


                                                                          [ICON]
                          If you have any questions, please call 1-800-595-7827.
                                                                              15

THE RISKS OF
INVESTING IN
MUTUAL FUNDS

-------------------------------------------------------------------------------

OTHER, HIGHER
RISK SECURITIES

ILLIQUID SECURITIES -- FUND IS LIMITED TO 5% OF NET ASSET VALUE

(bullet) Securities that can't be sold quickly at a reasonable price, or that can't be sold on the open market. Includes restricted securities and private placements.

(bullet) Used to realize higher profits.

(bullet) There may be fewer market players which can result in lower prices and sales can take longer to complete.

(bullet) Following guidelines established by the trustees of the fund, Brandes may consider a security that can't be sold on the open market to be liquid if it can be sold to institutional investors or on foreign markets.

DERIVATIVE SECURITIES

(bullet) The fund does not currently intend to make use of any derivatives, including transactions in currency forwards for hedging purposes.

--------------------------------------------------------------------------------

INVESTMENT
PRACTICES

REPURCHASE AGREEMENTS -- FUND IS LIMITED TO 15% OF NET ASSET VALUE

(bullet) Buying a security from a bank or dealer who must buy it back at a fixed price on a specified day. Repurchase agreements that mature after more than seven days are considered to be illiquid investments. Investments in this type of repurchase agreement can only be 5% of the fund's net asset value.

(bullet) Used for temporary defensive purposes or to generate income from cash balances.

(bullet) The bank or dealer may not be able to buy back the security.

SHORT-TERM TRADING -- NO LIMIT

(bullet) Selling a security soon after you buy it.

(bullet) Used when the fund needs to be more liquid, in response to changes in interest rates and economic or other developments, or when a security has reached its price or yield objective.

(bullet) May result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs, as well as taxable capital gains.

TEMPORARY INVESTMENTS -- NO LIMIT

(bullet) Temporarily maintaining part or all of the fund's assets in cash or in U.S. Government securities, commercial paper, banker's acceptances, repurchase agreements and certificates of deposit.

(bullet) Used for temporary and defensive purposes in periods of unusual market conditions.

(bullet) Provides lower returns.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS -- NO LIMIT

(bullet) A commitment to buy a security on a specific day in the future at a specified price.

(bullet) Used to realize short-term profits.

(bullet) If made through a dealer, there is a risk that the dealer won't complete the sale, and that the fund will lose out on a good yield or price.

(bullet) There is also risk that the value of the security will change before the transaction is settled, resulting in short-term losses instead of gains.
CLOSED-END INVESTMENT COMPANIES -- FUND IS LIMITED TO 10% OF TOTAL ASSETS

(bullet) An investment company whose shares are listed on a stock exchange or are traded in the over-the-counter market.

                                                                   THE RISKS OF
                                                                   INVESTING IN
                                                                   MUTUAL FUNDS

INVESTMENT
PRACTICES

CLOSED-END INVESTMENT COMPANIES -- FUND IS LIMITED TO 10% OF TOTAL ASSETS

(bullet) Used to invest in securities markets of certain countries where restrictions on direct investment by foreign entities would otherwise limit the fund's ability to invest in the securities markets of such countries, or to generate income from cash balances.

(bullet) The fund will indirectly bear its proportionate share of any fees and expenses of such companies, in addition to the fund's fees and expenses.




                                                                          [ICON]
                          If you have any questions, please call 1-800-595-7827.
                                                                              17

WHERE TO GO
FOR MORE
INFORMATION

You'll find more information about the Northstar Emerging Markets Value Fund in our:

ANNUAL REPORT

The Annual report contains information about fund performance, the financial statements and the auditor's reports. Because this is a new fund, its Annual report won't be available until December 1998.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains complete information about the Northstar Funds. The SAI is legally part of this prospectus (it is incorporated by reference). A copy has been filed with the Securities and Exchange Commission.

Please write or call for a free copy of the Annual report or the current SAI:

The Northstar Funds
2 Pickwick Plaza
Greenwich, CT 06830
1-800-595-7827

                       STATEMENT OF ADDITIONAL INFORMATION
                                 JANUARY 1, 1998

                     NORTHSTAR EMERGING MARKETS VALUE FUND

                               TWO PICKWICK PLAZA
                          GREENWICH, CONNECTICUT 06830

                                 (203) 863-6200
                                 (800) 595-7827

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Fund dated January 1, 1998, as each may be revised from time to time. To obtain a copy of the Fund's Prospectus, please contact Northstar Investment Management Corporation at the address or phone number listed above.

     Northstar Investment Management Corporation ("Northstar" or the "Adviser") serves as the Fund's investment adviser. Northstar has engaged Brandes Investment Partners, L.P. ("Brandes" or the "Subadviser") to serve as subadviser to the Northstar Emerging Markets Value Fund, subject to the supervision of Northstar. Northstar Distributors, Inc. (the "Underwriter") is the underwriter to the Fund. Northstar Administrators Corporation (the "Administrator") is the Fund's administrator. The Underwriter and the Administrator are affiliates of Northstar.

                     --------------------------------------

                                TABLE OF CONTENTS

INVESTMENT RESTRICTIONS.................................................       -

INVESTMENT TECHNIQUES...................................................       -

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION.........................       _

SERVICES OF NORTHSTAR, THE SUBADVISER
AND THE ADMINISTRATOR...................................................       -

NET ASSET VALUE.........................................................       -

PURCHASES AND REDEMPTIONS...............................................       -

DIVIDENDS, DISTRIBUTIONS AND TAXES......................................       -

UNDERWRITER AND DISTRIBUTION SERVICES...................................       -

TRUSTEES AND OFFICERS...................................................       -

OTHER INFORMATION.......................................................       -

PERFORMANCE INFORMATION.................................................       -

FINANCIAL STATEMENTS....................................................       -

                             INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

     NORTHSTAR EMERGING MARKETS VALUE FUND. The Fund has adopted investment restrictions numbered 1 through 6 as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority of the Fund's outstanding voting shares (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). Investment restrictions numbered 7 through 12 are not fundamental policies and may be changed by vote of a majority of the Trust's Board members at any time. The Fund may not:


     1. Issue senior securities, except to the extent permitted under the Investment Company Act of 1940, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding;

     2. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

     3. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities), except that the Fund reserves the right to invest all of its assets in shares of another investment company;

     4. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and securities issued by real estate investment trusts);

     5. Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell stock index futures contracts for hedging purposes to the extent permitted under applicable federal and state laws and regulations and except that the Fund may engage in foreign exchange forward contracts;

     6. Make loans (except for purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements and loans of portfolio securities);

     7. Make short sales of securities or maintain a short position, except for short sales against the box;

     8. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

     9. Write put or call options, except that the Fund may (i) write covered call options on individual securities and on stock indices; (ii) purchase put and call options on securities which are eligible for purchase by the Fund and on stock indices; and (iii) engage in closing transactions with respect to its options writing and purchases, in all cases subject to applicable federal and state laws and regulations;

     10. Purchase any security if as a result the Fund would then hold more than 10% of any class of voting securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class), except that the Fund reserves the right to invest all of its assets in a class of voting securities of another investment company;

     11. Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities or make any other investment in other investment companies except as permitted by federal and state law, except that the Fund reserves the right to invest all of its assets in another investment company;

     12. Invest more than 15% of its net assets in illiquid securities.


                              INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

     DERIVATIVE INSTRUMENTS. The Fund may invest in Derivative Instruments for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, Northstar and the Subadviser will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

     FUTURES TRANSACTIONS - IN GENERAL. The Fund may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

     Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

     Successful use of futures by the Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

     Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC"), the Fund may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Fund's ability to otherwise invest those assets.

     SPECIFIC FUTURES TRANSACTIONS. The Fund may purchase and sell stock index futures contracts. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

     The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

     The Fund may purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

     The Fund will engage in futures transactions only as a hedge against the risk of unexpected changes in the values of securities held or intended to be held by the Fund. As a general rule, the Fund will not purchase or sell futures if, immediately thereafter, more than 25% of its net assets would be hedged. In addition, the Fund will not purchase or sell futures or related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's net assets.

     OPTIONS - IN GENERAL. The Fund may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period.

     A covered call option written by the Fund is a call option with respect to which the Fund owns or has the right to acquire the underlying security or otherwise covers the transaction by segregating cash or liquid securities. A put option written by the Fund is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

     SPECIFIC OPTIONS TRANSACTIONS. The Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

     The Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

     The Fund may purchase cash-settlement options on interest rate swaps, interest rate swaps denominated in foreign currency and equity index swaps in pursuit of its investment objective. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars or foreign currency. Equity index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settlement option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

     Successful use by the Fund of options will be subject to the ability of Northstar and the Subadviser to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent the Manager's predictions are incorrect, the Fund may incur losses.

     SHORT SALES. The Fund may make short sales "against the box." A short-sale is a transaction in which a party sells a security it does not own in anticipation of decline in the market value of that security. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities, and is often obligated to pay over any accrued interest on such borrowed securities.

     REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed upon price. Northstar and the Subadviser will use standards set by the Fund's Trustees in reviewing the creditworthiness of parties to repurchase agreements with the Fund. In addition, no more than an aggregate of 5% of the Fund's net assets, at the time of investment, will be invested in illiquid investments, including repurchase agreements having maturities longer than seven days. In the event of failure of the executing bank or broker-dealer, the Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

     LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 30% of the value of its total assets, provided that such loans are callable at any time by the Fund and are at all times secured by collateral held by the Fund at least equal to the market value, determined daily, of the loaned securities. The Fund will continue to receive any income on the loaned securities, while simultaneously earning interest on cash collateral (which will be invested in short-term debt obligations) or a securities lending fee (in the case of collateral in the form of U.S. Government securities).

     There may be risks of delay in recovery of the loaned securities and, in some cases, loss of rights in the collateral should the borrower of the securities fail financially. Loans of portfolio securities will only be made to firms considered by Northstar or the Subadviser to be creditworthy under guidelines adopted by the Trustees.

     WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, the price is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date, normally within one month. The value of the security on the settlement date may be more or less than the price paid as a result of, among other things, changes in the level of interest rates or other market factors. Accordingly, there is a risk of loss, which is in addition to the risk of decline in the value of the Fund's other assets. The Fund will establish a segregated account with its custodian in which it will maintain cash and marketable securities equal in value to commitments for when-issued or delayed delivery securities. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them, unless a sale appears desirable for investment reasons.

     RISKS OF INTERNATIONAL INVESTING. The Fund may invest up to 100% of its total assets in securities of foreign issuers. Investments in foreign securities involve special risks, including currency fluctuations, political or economic instability in the country of issue and the possible imposition of exchange controls or other laws or restrictions. In addition, securities prices in foreign markets are generally subject to different economic, financial, political and social factors than are the prices of securities in U.S. markets. With respect to some foreign countries there may be the possibility of expropriation or confiscatory taxation, limitations on liquidity of securities or political or economic developments which could affect the foreign investments of a Fund. Moreover, securities of foreign issuers generally will not be registered with the SEC, and such issuers will generally not be subject to the SEC's reporting requirements. Accordingly, there is likely to be less publicly available information concerning certain of the foreign issuers of securities held by the Fund than is available concerning U.S. companies. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign broker-dealers, financial institutions and listed companies that exists in the U.S. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. These factors could make foreign investments, especially those in developing countries, more volatile. All of the above issues should be considered before investing in the Fund.

     EMERGING MARKETS AND RELATED RISKS. The Fund may invest primarily in securities of compaies located in countries with emerging securities markets. Emerging markets are the capital markets of any country that in the opinion of Brandes is generally considered a developing country by the international financial community. Currently, these markets include, but are not limited to, the markets of Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hong Kong, Hungary, India, Indonesia, Jordan, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Thailand, Turkey, Venezuela and Zaire. As opportunities to invest in other emerging markets countries develop, the Fund expects to expand and diversify further the countries in which it invests.

     Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund.

     Some countries with emerging securities markets have experienced substantial, and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy's base, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, there may be greater difficulties or restrictions with respect to investments made in emerging markets countries.

     Emerging securities markets typically have substantially less volume than U.S. markets, securities in many of such markets are less liquid, and their prices often are more volatile than securities of comparable U.S. companies. Such markets often have different clearance and settlement procedures for securities transactions, making it difficult to conduct transactions. Delays in settlement could result in temporary periods when assets which the Fund desires to invest in emerging markets may be uninvested. Settlement problems in emerging markets countries also could cause the Fund to miss attractive investment opportunities. Satisfactory custodial services may not be available in some emerging markets countries, which may result in the Fund incurring additional costs and delays in the transportation and custody of such securities.

     LOAN PARTICIPATIONS AND ASSIGNMENTS. The Fund may invest in loan participations and loan assignments. A Fund's investment in loan participations typically will result in the Fund having a contactual relationship only with the lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participations and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     When a Fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of Fund shares, to meet the Fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for a Fund to value these securities for purposes of calculating its net asset value.


                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION
--------------------------------------------------------------------------------

     Northstar or the Subadviser may place orders for the purchase and sale of the Fund's securities, supervise their execution and negotiate brokerage commissions on behalf of the Fund. For purposes of the remainder of this section, "PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION", discussion of Northstar includes the Subadviser. It is the practice of Northstar to seek the best prices and best execution of orders and to negotiate brokerage commissions that in the Adviser's opinion, are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Fund are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by Northstar, the rate is deemed by Northstar to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of special value and payment of such commissions is authorized by Northstar after the transaction has been consummated. If Northstar more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future. Northstar believes that the Fund benefits with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Fund is best served by its brokerage policies that include paying a fair commission, consistent with best execution, rather than seeking to exploit its leverage to force the lowest possible commission rate. Over-the-counter purchases and sales are transacted directly with principal market-makers, except in those circumstances where, in the opinion of Northstar, better prices and execution are available elsewhere.

     In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms, in general, tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to Northstar's staff, since the brokers, as a group, tend to monitor a broader universe of securities and other matters than Northstar's staff can follow. In addition, the outside research provides Northstar with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to Northstar and is available for the benefit of other accounts advised by Northstar and its affiliates; and not all of this information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce Northstar's expenses, it is not possible to estimate its value, and, in the opinion of Northstar, it does not reduce Northstar's expenses by a determinable amount. The extent to which Northstar makes use of statistical, research and other services furnished by brokers is considered by Northstar in the allocation of brokerage business, but there is no formula by which such business is allocated. Northstar does so in accordance with its judgment of the best interests of the Fund and its shareholders.

     Purchases and sales of fixed income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund will also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.

     In purchasing and selling fixed income securities, it is the policy of the Fund to obtain the best results, while taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While Northstar generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily pay the lowest spread or commission available.

     The Fund may, under circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer that has provided statistical or other research services to the Fund. By allocating transactions in this manner, Northstar is able to supplement its research and analysis with the views and information of other securities firms.

     A change in securities held in the portfolio of the Fund is known as "Portfolio Turnover" and may involve the payment by the Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. The Fund cannot accurately predict its portfolio turnover rate, but Northstar anticipates that the Fund's rate will not exceed 100% under normal market conditions. A 100% annual turnover rate would occur, for example, if all the securities in the portfolio were replaced once in a period of one year. The Fund's portfolio turnover rate may be higher than that described above if the Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase commission expenses and may involve realization of gains that would be taxable to shareholders. The ability of the Fund to make purchases and sales of securities and to engage in options and futures transactions will be limited by certain requirements of the Internal Revenue Code of 1986, as amended (the "Code").

     The placement of portfolio transactions with broker-dealers who sell shares of the Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD").

     The Fund does not effect securities transactions through broker-dealers in accordance with any formula, nor does it effect securities transactions through such broker-dealers solely for selling shares of the Fund. However, as stated above, broker-dealers who execute transactions for the Fund may from time to time effect purchases of shares of the Fund for their customers.


           SERVICES OF NORTHSTAR, THE SUBADVISER AND THE ADMINISTRATOR
--------------------------------------------------------------------------------

     Pursuant to an Investment Advisory Agreement with the Northstar Trust (the "Trust") on behalf of the Fund, Northstar acts as the investment adviser to the Fund. In this capacity, Northstar, subject to the authority of the Trustees of the Fund, and subject to delegation of certain responsibilities to Brandes Investment Partners, L.P. as the Subadviser for the Fund, is responsible for furnishing continuous investment supervision to the Fund and is responsible for the management of the Fund's portfolio.

     Northstar is an indirect, wholly-owned subsidiary of ReliaStar Financial Corporation ("ReliaStar"). ReliaStar's address is 20 Washington Avenue South, Minneapolis, Minnesota 55401. ReliaStar is a publicly traded holding company whose subsidiaries specialize in the life insurance business. Through ReliaStar Life Insurance Company and other subsidiaries, ReliaStar issues and distributes individual life insurance and annuities, group life and health insurance and life and health reinsurance, and provides related investment management services.

     Northstar charges a fee under the advisory agreement to the Fund at an annual rate of 1.00% of the Fund's average daily net assets. This fee is accrued daily and payable monthly. The Investment Advisory Agreement for the Fund dated November 8, 1997 was originally approved by the Trustees of the Trust on behalf of the Fund on October 29, 1997, and by the sole Shareholder of the Fund on November 8, 1997. The Investment Advisory Agreement will continue in effect until November 8,

1999 and then will continue in effect from year to year if specifically approved annually by (a) the Trustees of the Trust on behalf of the Fund, including a majority of the Disinterested Trustees, or (b) a majority of the outstanding voting securities of the Fund as defined in the 1940 Act.

     The Fund's Investment Advisory Agreement may be terminated, without penalty and at any time, by a similar vote upon not more than 60 days' nor less than 30 days' written notice by Northstar, the Trustees of the Trust, or a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. Such agreement will automatically terminate in the event of its assignment, as defined in Section 2(a)(4) of the 1940 Act.

     Pursuant to a Subadvisory Agreement between Northstar and Brandes Investment Partners, Inc. ("Brandes"), dated November 8, 1997, Brandes acts as Subadviser to the Fund. In this capacity, Brandes, subject to the supervision and control of Northstar and the Trustees of the Trust, will manage the Fund's portfolio investments, consistently with the Fund's investment objective, and will execute any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Subadvisory Agreement will accrue daily and be paid monthly by Northstar. As compensation for its services, Northstar will pay Brandes at the annual rate of 50% of the management fee that the Fund pays Northstar. Brandes' address is 12750 High Bluff Drive, San Diego, California 92130. Charles Brandes, who owns more than 25% of Brandes common stock, serves as one of the managing directors of Brandes.

     The Subadvisory Agreement for the Fund dated November 8, 1997 was approved by the Trustees of the Trust on behalf of the Fund on October 29, 1997. The Subadvisory Agreement will continue in effect until November 8, 1999 and then will continue in effect from year to year if specifically approved annually by
(a) the Trustees of the Trust on behalf of the Fund, including a majority of the Disinterested Trustees, or (b) a majority of the outstanding voting securities of the Fund as defined in the 1940 Act.

     The Subadvisory Agreement may be terminated without penalty and at any time, by a similar vote upon 60 days' prior written notice by Northstar, Brandes, the Trustees of the Trust on behalf of the Fund, or a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. Such agreement will automatically terminate in the event of its assignment, as defined in Section 2(a)(4) of the 1940 Act.

     Northstar Administrators Corporation serves as administrator for the Fund, pursuant to an Administrative Services Agreement with the Fund. Subject to the supervision of the Trustees of the Trust, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Fund's business, except for those services performed by Northstar under the Investment Advisory Agreement, the custodian for the Fund under the Custodian Agreement, the transfer agent for the Fund under the Transfer Agency Agreement, and such other service providers as may be retained by the Fund from time to time. The Administrator acts as liaison among these service providers to the Fund. The Administrator is also responsible for ensuring that the Fund operates in compliance with applicable legal requirements and for monitoring Northstar for compliance with requirements under applicable law and with the investment policies and restrictions of the Fund. The Administrator is an affiliate of Northstar. The address of the Administrator is Two Pickwick Plaza, Greenwich, Connecticut 06830.

     The Administrative Services Agreement dated November 8, 1997 was approved by the Trustees of the Trust on behalf of the Fund on October 29, 1997. The Administrative Services Agreement will continue in effect until November 8, 1999 and then will continue in effect from year to year if specifically approved annually by a majority of the Trustees of the Trust on behalf of the Fund. The Administrator's fee is accrued daily against the value of the Fund's net assets and is payable by the Fund monthly at an annual rate of 0.10% of the Fund's average daily net assets. In addition, the Administrator charges an annual account fee of $5.00 for each account of beneficial owners of shares in the Fund for providing certain shareholder services and assisting broker-dealer shareholder accounts.


                                 NET ASSET VALUE
--------------------------------------------------------------------------------

     Equity securities are valued at the last sale price on the exchange or in the principal OTC market in which such securities are being valued, or lacking any sales, at the last available bid price. Prices of long-term debt securities are valued on the basis of last reported sales price, or if no sales are reported, the value is determined based upon the mean of representative quoted bid or asked prices for such securities obtained from a quotation reporting system or from established market makers, or at prices for securities of comparable maturity, quality and type. Securities (including OTC options) for which market quotations are not readily available and other assets are valued at their fair value as determined by or under the direction of the Trustees. Such fair value may be determined by various methods, including utilizing information furnished by pricing services that determine calculations for such securities using methods based, among other things, upon market transactions for comparable securities and various relationships between securities that are generally recognized as relevant.

     Trading in securities in foreign securities markets is normally completed well before the close of the New York Stock Exchange. In addition foreign securities trading may not take place on all days on which the New York Stock Exchange is open for trading, and may occur in certain foreign markets on days on which the Fund's net asset value is not calculated. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the calculation of net asset value unless the Board of Trustees deems that the particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities expressed in foreign currencies are translated, in determining net asset value, into U.S. dollars based on the spot exchange rates at 1:00 p.m., EST, or at such other rates as Northstar may determine to be appropriate.

     The net asset value of the Fund's shares fluctuates and is determined separately for each class as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. EST), on each business day that the Exchange is open. Net asset value per share is computed by determining the value of the Fund's assets (securities held plus cash and other assets, including dividend and interest accrued but not received) less all liabilities of the Fund (including accrued expenses other than class specific expenses), and dividing the result by the total number of shares outstanding at such time. The specific expenses borne by each class of shares will be deducted from that class and will result in different net asset values and dividends. The net asset value per share of the Class B and Class C shares of the Fund will generally be lower than that of the Class A shares because of the higher class-specific expenses borne by each of the Class B and Class C shares. Under normal market conditions, daily prices for securities are obtained from independent pricing services, determined by them in accordance with the registration statement for the Fund. Securities are valued at market value or, if a market quotation is not readily available, at their fair value, determined in good faith under procedures established by and implemented under the supervision of the Trustees. Money market instruments maturing within 60 days are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. See "BUYING, SELLING AND EXCHANGING - HOW SHARES ARE PRICED " in the Prospectus.


                            PURCHASES AND REDEMPTIONS
--------------------------------------------------------------------------------

     Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to a front-end or contingent deferred sales load. There is no sales charge for qualified persons.
"Qualified Persons" are the following (a) active or retired Trustees, Directors, Officers, Partners or Employees (including immediate family) of (i) Northstar or any of its affiliated companies, (ii) the Fund or any Northstar affiliated investment company or (iii) dealers having a sales agreement with the Underwriter, (b) trustees or custodians of any qualified retirement plan or IRA established for the benefit of a person in (a) above; (c) dealers, brokers or registered investment advisers that have entered into an agreement with the Underwriter providing for the use of shares of the Fund in particular investment products such as "wrap accounts" or other similar managed accounts for the benefit of the clients of such brokers, dealers and registered investment advisers, and (d) pension, profit sharing or other benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under
Section 457 of the Code, provided that such shares are purchased by an employer sponsored plan with at least 50 eligible employees; (e) service providers of (i) Northstar or any of its affiliated companies or (ii) the Fund or any Northstar affiliated investment company and (f) Brandes employees, officers and partners. Class A shares of the Fund may be purchased at net asset value, through a dealer, where the amount invested represents redemption proceeds from another open-end fund sold with a sales load and the same or similar investment objective, and PROVIDED the following conditions are met: such redemption occurred no more than 60 days prior to the purchase of shares of the Fund, the redeemed shares were held for at least six months prior to redemption, and the proceeds of the redemption are sent directly to Northstar or its agent, or maintained in cash or a money market fund. No commissions will be paid to dealers in connection with such purchases. There is also no initial sales charge for "Purchasers" (defined below) if the initial amount invested in the Fund is at least $1,000,000 or the Purchaser signs a $1,000,000 Letter of Intent, as hereinafter defined.

     REDUCED SALES CHARGES ON CLASS A SHARES. Investors choosing the initial sales alternative may under certain circumstances be entitled to pay reduced sales charges. The sales charge varies with the size of the purchase and reduced charges apply to the aggregate of purchases of the Fund made at one time by any "Purchaser," which term includes (i) an individual and his/her spouse and their children under the age of 21, (ii) a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including IRAs, pension, profit-sharing or other employee benefit trusts created pursuant to a plan qualified under Section 401 of the Code, a Simplified Employee Pension ("SEP"), Salary Reduction and other Elective Simplified Employee Pension Accounts ("SARSEP")) and 403(b) and 457 plans, although more than one beneficiary or participant is involved; and (iii) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company. The circumstances under which "Purchasers" may pay reduced sales charges are described in the Prospectus.

     REDEMPTIONS. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or, if permitted by rules of the SEC, during periods when trading on the Exchange is restricted, or during any emergency that makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, but payment will be forwarded immediately upon the funds becoming available. Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any, for their shares at the time of redemption.

     EXCHANGES. The following conditions must be met for all exchanges among the Northstar Funds and the Cash Management Fund of Salomon Brothers Investment Series (a money-market fund that's available through Northstar, but isn't one of the Northstar Funds) (the "Money Market Portfolio"): (i) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (ii) the Acquired shares will be registered to the same shareholder account as the shares to be surrendered (the "Exchanged Shares"); (iii) the Exchanged Shares must have been held in the shareholder's account for at least 30 days prior to the exchange; (iv) except for exchanges into the Money Market Portfolios, the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and
(v) a properly executed exchange request has been received by the Transfer
Agent.

     The Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. The Fund reserves the right to terminate or modify its exchange privileges at any time upon notice to shareholders. Such notice will be given at least 60 days in advance. It is the policy of Northstar to discourage and prevent frequent trading by shareholders among the Northstar Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, Northstar generally restricts shareholders to a maximum of six exchanges out of a Fund each calendar year. If a shareholder exceeds this limit, future exchange requests may be denied.

     CONVERSION FEATURE. Class B shares of the Fund will automatically convert to Class A shares without a sales charge at the relative net asset values of each of the classes after eight years from the acquisition of the Class B shares, and as a result, will thereafter be subject to the lower distribution fee (but same service fee) under the Class A Rule 12b-1 plan for the Fund.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to so qualify, the Fund must, among other things, (i) derive each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies and
(ii) at the end of each quarter of the taxable year maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers that represent, with respect to each issuer, no more than 5% the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades and businesses. As a regulated investment company, the Fund generally will not be subject to federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund during October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable as if received on December 31 in the year they are declared by the Fund, rather than the year in which they are received.

     The taxation of equity options and OTC options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Certain options, futures contracts and forward contracts in which a Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40 gains or losses"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are treated as sold on such date at fair market value, resulting in unrealized gains or losses being treated as though they were realized.

     Hedging transactions undertaken by the Fund may result in straddles for U.S. federal income tax purposes. The straddle rules may accelerate income to the Fund, defer losses to the Fund, and affect the character of gains (or losses) realized by the Fund. Hedging transactions may increase the amount of short-term capital gain realized by the Fund that is taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the various elections available under the Code with respect to hedging transactions. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected positions will be determined under rules that vary according to the elections made.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     The Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. All or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which the Fund held the security used to close the short sale. In addition, the Fund's holding period for any security that is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale.

     Investments by the Fund in zero coupon securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income that the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. If the Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligations may be eligible for the deduction for dividends received by corporations. In such event, a portion of the dividends of investment company taxable income received from the Fund by its corporate shareholders may be eligible for this deduction.

     Gain derived by the Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by the Fund will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless the Fund elects to include the market discount in income as it accrues.

     If the Fund invests in stock of certain foreign corporations that generate largely passive investment-type income, or which hold a significant percentage of assets that generate such income (referred to as "passive foreign investment companies" or "PFICs"), these investments would be subject to special tax rules designed to prevent deferral of U.S. taxation of the Fund's share of the PFIC's earnings. In the absence of certain elections to report these earnings on a current basis, regardless of whether the Fund actually receives any distributions from the PFIC, investors in the Fund would be required to report certain "excess distributions" from, and any gain from the disposition of stock of, the PFIC as ordinary income. This ordinary income would be allocated ratably to the Fund's holding period for the stock. Any amounts allocated to prior years would be taxable at the highest rate of tax applicable in that year, increased by an interest charge determined as though the amounts were underpayments of tax.

     Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its U.S. Federal income tax liability, subject to limitations. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year. If the Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign taxes it pays will reduce its investment company taxable income and distributions by the Fund will be treated as U.S. source income.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to its foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its shareholders. With respect to the Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, and options, futures and forward transactions, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund.

     The current position of the Internal Revenue Service (the "IRS") generally is to treat a regulated investment company as owning its proportionate share of the income and assets of any partnership in which it is a partner, in applying the 90% qualifying income requirement and the asset diversification requirements that, as described above, the Fund must satisfy to qualify as a regulated investment company under the Code.

     Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. If a portion of the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the relevant Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital that is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

     Upon the sale or other disposition of shares of the Fund, a shareholder may realize a capital gain or loss that will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

     Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund originally acquired with a sales charge are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge paid for the new shares. This rule may be applied to successive acquisitions of shares of stock.

     Distributions by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the share, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time may include the amount of the forthcoming distribution, but the distribution generally would be taxable to them.

     Some shareholders may be subject to withholding of Federal income tax on dividends and redemption payments from the Fund ("backup withholding") at the rate of 31%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or by the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

     The foregoing discussion relates solely to U.S. Federal income tax law. Dividends and distributions also may be subject to state, local and foreign taxes. Dividends paid by the Fund from income attributable to interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisers regarding the possible exclusion of this portion of their dividends for state and local tax purposes. Non-U.S. investors also should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

     Shareholders of Class A, Class B and Class C shares may direct that income dividends and capital gain distributions be paid to them through various options listed in the "Dividends and Distributions Reinvestment Options" section of the Fund's current Prospectus. If a shareholder selects either of two such options (that: (a) income dividends be paid in cash and capital gain distributions be paid in additional shares of the same class of the Fund at net asset value; or
(b) income dividends and capital gain distributions both be paid in cash), and the dividend/distribution checks cannot be delivered, or, if such checks remain uncashed for six months, the Fund reserves the right to reinvest the dividend or distribution in the shareholder's account at the then-current net asset value and to convert the shareholder's election to automatic reinvestment in shares of the Fund from which the distributions were made. The Fund has received from the IRS, rulings to the effect that (i) the implementation of the multiple class purchase arrangement will not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) that any conversion feature associated with a class of shares does not constitute a taxable event under federal income tax law.


                      UNDERWRITER AND DISTRIBUTION SERVICES
--------------------------------------------------------------------------------

     Pursuant to Underwriting Agreements, Northstar Distributors, Inc. is the Underwriter for the Fund and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public. The Underwriter is an affiliate of the Adviser and the Administrator.

     The Underwriting Agreements may be terminated at any time on not more than 60 days' written notice, without payment of a penalty, by the Underwriter, by vote of a majority of the outstanding class of voting securities of the Fund, or by vote of a majority of the Trustees of the Fund, who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plans, as defined below, or in any of the Underwriting Agreements. The Underwriting Agreements will terminate automatically in the event of their assignment.

     In addition to the amount paid to dealers pursuant to the sales charge table in the Prospectus, the Underwriter from time to time pays, from its own resources or pursuant to the Plans, a bonus or other incentive to dealers (other than the Underwriter) that employ a registered representative who sells a minimum dollar amount of the shares of the Fund during a specific period of time. Dealers may not use sales of any of the Fund's shares to qualify for or participate in such programs to the extent such may be prohibited by a dealer's internal procedures or by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Such bonuses or other incentives take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States, or other bonuses such as certificates for airline tickets, dining establishments or the cash equivalent of such bonuses. The Underwriter, from time to time, reallows all or a portion of the sales charge on Class A shares, which it normally reallows to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

     The Fund has adopted separate distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Fund (collectively the "Plans"). The Plans permit the Fund to compensate the Underwriter in connection with activities intended to promote the sale of shares of each class of shares of the Fund as well as shareholder servicing.

     Pursuant to the Plan for Class A shares, the Fund may compensate the Underwriter up to 0.30% of average daily net assets of the Fund's Class A shares. Under the Plans for Class B and Class C shares, the Fund may compensate the Underwriter up to 1.00% of the average daily net assets attributable to the respective class of the Fund. Expenditures by the Underwriter under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting fees and financing expenses incurred in connection with the sale of Class B and Class C shares); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions that have entered into agreements with the Underwriter in the form of a Dealer Agreement for Northstar Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund's Prospectus and SAI for distribution to potential investors; and (vii) other activities that are reasonably calculated to result in the sale of shares of the Fund.

     A portion of the fees paid to the Underwriter pursuant to the 12b-1 plans not exceeding 0.25% annually of the average daily net assets of the Fund's shares may be paid as compensation for providing services to the Fund's shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee"). In order to receive Service Fees under the Plans, participants must meet such qualifications as are established in the sole discretion of the Underwriter, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting purchases or sales of shares, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

     The Trustees have concluded that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders and that the Plans should result in greater sales and/or fewer redemptions of Fund shares. On a quarterly basis, the Trustees will review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees will conduct an additional, more extensive review annually in determining whether the Plans shall be continued. By their terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Trustees acting on behalf of the Fund and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs that a class of the Fund may bear pursuant to the applicable Plan without approval of the shareholders of that class, and that other material amendments to the Plans must be approved by a majority of the Plan Trustees acting on behalf of the Fund, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while each Plan is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." A Plan may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the relevant class.


                              TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

     The Trustees and principal Officers of the Trust and their business affiliations for the past five years are set forth below. Unless otherwise noted, the mailing address of the Trustees and Officers is Two Pickwick Plaza, Greenwich, Connecticut 06830.

     PAUL S. DOHERTY, Trustee.  Age: 63.
         President, Doherty, Wallace, Pillsbury and Murphy, P.C., Attorneys. Director, Tambrands, Inc. Since October 1993, Trustee of the Northstar affiliated investment companies.

     ROBERT B. GOODE, JR., Trustee.  Age: 67.
         Currently retired. From 1990 to 1991, Chairman of The First Reinsurance Company of Hartford. From 1987 to 1989, President and Director of American Skandia Life Assurance Company. Since October 1993, Trustee of the Northstar affiliated investment companies.

     ALAN L. GOSULE, Trustee.  Age: 56.
         Partner, Rogers & Wells. Director, F.L. Putnam Investment Management Co., Inc.

     *MARK L. LIPSON,  Trustee and  President.  Age: 48.
         Director, Chairman and Chief Executive Officer of Northstar and Northstar, Inc. Director and President of Northstar Administrators Corporation and Director and Chairman of Northstar Distributors, Inc., President and Trustee of the Northstar affiliated investment companies since October 1993. Prior to August, 1993, Director, President and Chief Executive Officer of National Securities & Research Corporation and President and Director/Trustee of the National Affiliated Investment Companies and certain of National's subsidiaries.

     WALTER H. MAY, Trustee.  Age: 61.
         Retired. Former Senior Executive for Piper Jaffrey, Inc.

     DAVID W.C. PUTNAM, Trustee.  Age: 58.
         President, Clerk and Director of F.L. Putnam Securities Company, Inc., F.L. Putnam Investment Management Company, Inc., Interstate Power Company, Inc., Trust Realty Corp. and Bow Ridge Mining Co.; Director of Anchor Investment Management Corporation; President and Trustee of Anchor Capital Accumulation Trust, Anchor International Bond Trust, Anchor Gold and Currency Trust, Anchor Resources and Commodities Trust and Anchor Strategic Assets Trust.

     JOHN R. SMITH,   Trustee.  Age: 74.
         From 1970-1991, Financial Vice President of Boston College; President of New England Fiduciary Company (financial planning) since 1991; Chairman of Massachusetts Educational Financing Authority since 1987; Vice Chairman of Massachusetts Health and Education Authority.

     *JOHN G. TURNER, Trustee. Age: 58.
         Since May 1993, Chairman and CEO of ReliaStar Financial Corporation and ReliaStar Life Insurance Co. and Chairman of other ReliaStar

     Affiliated Insurance Companies since 1995. Since October 1993, Director of Northstar and affiliates. Prior to May 1993, President and CEO of ReliaStar and Northwestern National.

     DAVID W. WALLACE, Trustee.  Age: 73.
         Chairman of Putnam Trust Company, Lone Star Industries and FECO Engineered Systems, Inc. He is also President and Trustee of Robert R. Young Foundation and Governor of the New York Hospital. Director of UMC Electronics and Zurn Industries, Inc. Former Chairman and Chief Executive Officer, Todd Shipyards and Bangor Punta Corporation, and former Chairman and Chief Executive Officer of National Securities & Research Corporation. Since October 1993, Trustee of the Northstar affiliated investment companies.


     THOMAS OLE DIAL, Vice President.  Age: 41.
         Executive Vice President and Chief Investment Officer - Fixed Income of Northstar and Principal, T.D. & Associates, Inc. From 1989 to August 1993, Executive Vice President and Chief Investment Officer - Fixed Income of National Securities and Research Corporation, Vice President of National Affiliated Investment Companies, and Vice President of NSR Asset Management Corporation. From 1988 to 1989, President of Dial Capital Management.

     AGNES MULLADY,  Vice President and Treasurer.  Age: 39.
         Senior Vice President and Chief Financial Officer of Northstar, Senior Vice President and Treasurer of Northstar Administrators corporation, and Vice President and Treasurer of Northstar Distributors, Inc. From 1987 to 1993, Vice President and Treasurer of National Securities & Research Corporation.

     GEOFFREY WADSWORTH,  Vice President. Age: 54.
         Vice President of Northstar. Former Vice President and Portfolio Manager with National Securities & Research Corporation.
--------------------
*Deemed to be an "interested person" of the Trust, as defined by the 1940 Act.

     Northstar and Northstar Administrators Corporation make their personnel available to serve as Officers and "Interested Trustees" of the Northstar Funds (the "Funds"). All Officers and Interested Trustees of the Funds are compensated by Northstar or Northstar Administrators Corporation. Trustees who are not

"interested persons" of the Adviser are paid an annual retainer fee of $7,500 for their combined services as Trustees to the Funds and to retail funds sponsored or advised by the Adviser, and a per meeting fee of $1,750 for attendance at each joint meeting of the Funds and the other Northstar retail funds. The Funds also reimburse Trustees for expenses incurred by them in connection with such meetings.


                               COMPENSATION TABLE
                         PERIOD ENDED DECEMBER 31, 1996

------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
                                                         Pension Benefits                             Total Compensation
                                                        Accrued as Part of      Estimated Annual       from All Funds in
                                                           Fund Expenses          Benefits upon      Northstar Complex(b)
                                  Compensation from                                Retirement
                                        Fund
------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
       Paul S. Doherty                   (a)                     0                      0                   14,500
------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
     Robert B. Goode, Jr.                (a)                     0                      0                   13,500
------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
        Alan L. Gosule                   (a)                     0                      0                   14,500
------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
        Mark L. Lipson                   (a)                     0                      0                      0
------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
        Walter H. May                    (a)                     0                      0                   13,500
------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
      David W.C. Putnam                  (a)                     0                      0                   10,000
------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
        John R. Smith                    (a)                     0                      0                   14,500
------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
        John G. Turner                   (a)                     0                      0                      0
------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
       David W. Wallace                  (a)                     0                      0                   14,500
------------------------------- ---------------------- ---------------------- ---------------------- ----------------------

--------------------

         (a) See table below for Fund specific compensation. The Fund had not commenced operations as of December 31, 1997.

         (b) Compensation paid by the Northstar Trust funds, the Northstar Variable Trust funds and the remaining six funds, Northstar Special, Growth, Balance Sheet Opportunities, Government Securities, Strategic Income and High Yield Funds, formerly advised by BSC.


                                                   INDIVIDUAL FUND
                                           FISCAL YEAR COMPENSATION TABLES
-------------------------------- ----------------- ------------------- ---------------- --------------------
                                Income and Growth  High Total Return   Growth + Value  High Total Return II
-------------------------------- ----------------- ------------------- ---------------- --------------------
        Paul S. Doherty             1,401.19             2,395.23         915.15                 500
-------------------------------- --------------- --------------------  ------------------ ---------------------
     Robert B. Goode, Jr.           1,501.08             2,377.06        1,072.77                659.08
-------------------------------- --------------- --------------------  ------------------ ---------------------
        Alan L. Gosule              1,560.28             2,554.32        1,074.23                659.08
-------------------------------- --------------- --------------------  ------------------ ---------------------
        Mark L. Lipson                    0                   0                0                     0
-------------------------------- --------------- --------------------  ------------------ ---------------------
         Walter H. May              1,560.28             2,554.32        1,074.23                659.08
-------------------------------- --------------- --------------------  ------------------ ---------------------
       David W.C. Putnam            1,501.08             2,377.06        1,072.77                659.08
-------------------------------- --------------- --------------------  ------------------ ---------------------
         John R. Smith              1,560.28             2,554.32        1,074.23                659.08
-------------------------------- --------------- --------------------  ------------------ ---------------------
        John G. Turner                    0                   0                0                     0
-------------------------------- --------------- --------------------  ------------------ ---------------------
       David W. Wallace             1,401.17             2,395.21          915.14                499.99
-------------------------------- --------------- --------------------  ------------------ ---------------------

                                 INDIVIDUAL FUND
                         FISCAL YEAR COMPENSATION TABLES

-------------------------------- ---------------------- ----------------------- ----------------------
                                     International            Special(c)              Growth(c)
                                         Value
-------------------------------- ---------------------- ----------------------- ----------------------
        Paul S. Doherty                 500                 1,646                   1,646
-------------------------------- ----------------------  ----------------------- ----------------------
     Robert B. Goode, Jr.               659.08              1,563                   1,563
-------------------------------- ----------------------  ----------------------- ----------------------
        Alan L. Gosule                  659.08              1,646                   1,646
-------------------------------- ----------------------  ----------------------- ----------------------
        Mark L. Lipson                       0                0                       0
-------------------------------- ----------------------  ----------------------- ----------------------
         Walter H. May                  659.08              1,583                   1,583
-------------------------------- ----------------------  ----------------------- ----------------------
       David W.C. Putnam                659.08              1,188                   1,188
-------------------------------- ----------------------  ----------------------- ----------------------
         John R. Smith                  659.08              1,646                   1,646
-------------------------------- ----------------------  ----------------------- ----------------------
        John G. Turner                       0                0                       0
-------------------------------- ----------------------  ----------------------- ----------------------
       David W. Wallace                    500               1.65                   1,646
-------------------------------- ----------------------  ----------------------- ----------------------




-------------------------------- ---------------------- ---------------------- --------------------- ----------------------
                                     Balance Sheet           Government        Strategic Income(c)       High Yield(c)
                                   Opportunities(c)         Securities(c)
-------------------------------- ---------------------- ---------------------- --------------------- ----------------------
        Paul S. Doherty                  1,646                  1,646                 1,646                  1,646
-------------------------------- ---------------------- ---------------------- --------------------- ----------------------
     Robert B. Goode, Jr.                1,563                  1,563                 1,563                  1,563
-------------------------------- ---------------------- ---------------------- --------------------- ----------------------
        Alan L. Gosule                   1,646                  1,646                 1,646                  1,646
-------------------------------- ---------------------- ---------------------- --------------------- ----------------------
        Mark L. Lipson                     0                      0                     0                      0
-------------------------------- ---------------------- ---------------------- --------------------- ----------------------
         Walter H. May                   1,583                  1,583                 1,583                  1,583
-------------------------------- ---------------------- ---------------------- --------------------- ----------------------
       David W.C. Putnam                 1,188                  1,188                 1,188                  1,188
-------------------------------- ---------------------- ---------------------- --------------------- ----------------------
         John R. Smith                   1,646                  1,646                 1,646                  1,646
-------------------------------- ---------------------- ---------------------- --------------------- ----------------------
        John G. Turner                     0                      0                     0                      0
-------------------------------- ---------------------- ---------------------- --------------------- ----------------------
       David W. Wallace                  1,646                  1,646                 1,646                  1,646
-------------------------------- ---------------------- ---------------------- --------------------- ----------------------

--------------------
     (c) Prior to June 2, 1995 the Trustees who were not interested persons, other than David Putnam, were paid a per fund fee of $500 for each full calendar year during which services were rendered to the Funds. In addition, they were paid a per fund fee of $250 for attending each of the Trustees' meetings, $100 per fund for attending each audit committee meeting, $100 audit committee retainer per fund and were reimbursed for out-of-pocket expenses. Mr.
Putnam, former Chairman of these Funds, received a fee of $30,000 per annum.


                                OTHER INFORMATION
--------------------------------------------------------------------------------

     INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. has been selected as the independent accountants of the Fund. Coopers & Lybrand L.L.P. audits the Fund's annual financial statements and expresses an opinion thereon.

     CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian, and fund accounting agent for the Fund.

     TRANSFER AGENT. First Data Investor Services Group, Inc., 4400 Computer Drive, Westborough, Massachusetts 01581-5120, acts as the transfer agent for the Fund.

     REPORTS TO SHAREHOLDERS. The fiscal year of the Fund ends on October 31. The Fund will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the independent accountants will be sent to shareholders each year.

     ORGANIZATIONAL AND RELATED INFORMATION. The Fund is a series of the Northstar Trust (formerly "Northstar Advantage Trust"). Two of the Trust's other series, Northstar Income and Growth Fund (formerly "Northstar Advantage Income and Growth Fund") and Northstar High Total Return Fund (formerly "Northstar Advantage High Total Return Fund"), were organized in 1993. Northstar Growth + Value Fund and Northstar High Total Return Fund II were organized in 1996. The International Value Fund commenced operations on March 6, 1995 as the Brandes International Fund, a series of the Brandes Investment Trust. It was reorganized on April 21, 1997 as the Northstar International Value Fund, a series of the Northstar Trust.

     The shares of the Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the Fund or class having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees.

     Under Massachusetts law, there is a remote possibility that shareholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of such trust. The Amended and Restated Declaration of Trust for the Trust contains provisions intended to limit such liability and to provide indemnification out of Fund property of any shareholder charged or held personally liable for obligations or liabilities of the Fund solely by reason of being or having been a shareholder of the Fund and not because of such shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

                             PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

       Performance information for the Fund may be compared in reports and promotional literature to (i) the S&P 500, Dow Jones Industrial Average ("DJIA"), or other unmanaged indices, so that investors may compare the Fund's results to those of a group of unmanaged securities that are widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund; and (iv) well known monitoring sources of CD performance rates, such as Solomon Brothers, Federal Reserve Bulletin, American Bankers and Tower Data/The Wall Street Journal. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicate future performance.

     In addition, the Fund may, from time to time, include various measures of the Fund's performance, including the current yield, the tax-equivalent yield and the average annual total return of shares of the Fund in advertisements, promotional literature or reports to shareholders or prospective investors. Such materials may occasionally cite statistics to reflect the Fund's volatility risk.

     AVERAGE ANNUAL TOTAL RETURN. Standardized quotations of average annual total return ("Standardized Return") for each class of shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in such class of shares over periods of 1, 5 and 10 years or up to the life of the class of shares, calculated for each class separately pursuant to the following formula:

          Average Annual Total Return = P(1+T) to the power of n = ERV

         Where:

         P = a hypothetical initial payment of $1,000

         T = the average annual total return

         n = the number of years, and

         ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).

     All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), the deduction of the maximum initial sales load (in the case of Class A shares) and the maximum contingent deferred sales charge applicable to a complete redemption of the investment (in the case of Class B and Class C shares), and assume that all dividends and distributions are reinvested when paid.

     YIELD. Quotations of yield for a specific class of shares of the Fund will be based on all investment income attributable to that class earned during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing the net investment income per share of that class earned during the period by the maximum offering price per share on the last day of the month, according to the following formula:

                    Yield = 2[(a-b + 1) to the power of 6 -1]
                            ---------------------------------
                                         cd
         Where:

         a    =    dividends and interest earned during the period attributable to a specific class of shares

         b    =    expenses accrued for the period attributable to that class
                   (net of reimbursements)

         c    =    the average daily number of shares of that class outstanding during the period that were entitled to receive dividends, and

         d    =    the maximum offering price per share on the last day of the period

     The maximum offering price includes a maximum contingent deferred sales load of 5% for Class B shares and 1% for Class C shares.

     All accrued expenses are taken into account as follows. Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period, including but not limited to expenses under the Fund's distribution plans. Except as noted, the performance results take the contingent deferred sales load into account.

     NON-STANDARDIZED RETURN. In addition to the performance information described above, the Fund may provide total return information that is not calculated according to the formula set forth above ("Non-Standardized Return"). Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return. Excluding sales charges from a total return calculation produces a higher total return figure.

     The Fund may quote its performance in various ways, using various types of comparisons to market indices, other funds or investment alternatives, or to general increases in the cost of living. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share prices and total returns fluctuate in response to market conditions and other factors, and the value of the Fund's shares when redeemed may be more or less than their original cost.

     Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. These editorials or articles may include quotations of performance from other sources, such as Lipper or Morningstar. Sources for Fund performance information and articles about the Fund may include the following: BANXQUOTE, BARRON'S, BUSINESS WEEK, CDA INVESTMENT TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER DIGEST, FINANCIAL WORLD, FORBES, FORTUNE, IBC/DONOGHUES'S MONEY FUND REPORT, IBBOTSON ASSOCIATES, INC., INVESTMENT COMPANY DATA, INC., INVESTOR'S DAILY, LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE

ANALYSIS, MONEY, MUTUAL FUND VALUES, THE NEW YORK TIMES, PERSONAL INVESTING NEWS, PERSONAL INVESTOR, SUCCESS, USA TODAY, U.S. NEWS AND WORLD REPORT, WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANIES SERVICES, and WORKING WOMAN.

     When comparing total return, yield and investment risk of shares of the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. Government. Money market mutual funds may seek to offer a fixed price per share.

     The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representative of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest, and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

                                     PART C
                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements:  Not Applicable

(b)  Exhibits:
                  (1)               Declaration of Trust*
                  (2)               By-Laws*
                  (3)               N/A
                  (4)               N/A
                  (5)               Form of  Investment Advisory Agreement
                           (a)      Form of Subadvisory Agreement for the
                                    Northstar Emerging Markets Fund
                  (6)               Forms of Underwriting Agreements
                  (7)               N/A
                  (8)               Custody Agreement**
                  (9)               Administrative Services Agreement
                  (10)              Opinion of Counsel
                  (11)              N/A
                  (12)              N/A
                  (13)              N/A
                  (14               N/A
                  (15)              Form of Distribution and Service Plan
                  (16)              Performance Information***
                  (17)              N/A
                  (18)              Multiple Class Plan Pursuant to Rule 18f-3

*        Filed as part of PEA No. 8 and incorporated herein by reference.
**       Filed as part of PEA No. 7 and incorporated herein by reference.
***      To be filed by amendment.

ITEM  25.         PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons controlled by or under common control with Registrant.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

As of October 31, 1997, the Registrant had the following security holders:


                                TOTAL
FUND                            ACCTS
----                            -----
Income & Growth A               1416
Income & Growth B               3534
Income & Growth C               1600

Total Return A                  7970
Total Return B                 24209
Total Return C                  4363

Growth + Value A                2235
Growth + Value B                5411
Growth + Value C                1829

Int'l Value A                   3763
Int'l Value B                   4833
Int'l Value C                   3999

Total Return IIA                 396
Total Return IIB                1745
Total Return IIC                 498



ITEM 27. INDEMNIFICATION

Section 4.3 of Registrant's Declaration of Trust provides the following:

(a) Subject to the exceptions and limitations contained in paragraph (b) below:

         (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

         (ii) the word "claim", "action", "suit" or "proceeding" shall apply to all claims, actions or suits or proceedings (civil, criminal, administrative or other including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Trustee or officer:

         (i) against any liability to the Trust, a series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought or that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

         (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in reasonable belief that his action was in the best interest of the Trust; and

         (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b) (i) or (b)
                (ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                (A) by the court or other body approving the settlement or other disposition; or

                (B) based upon the review of readily available facts (as opposed to full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

(d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this
     Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

     (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient or the Trust shall be insured against losses arising out of any such advances; or

     (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Act and be governed by final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF  INVESTMENT ADVISER

See "Management of the Fund" in the Prospectus and "Services of Northstar, the Subadviser and the Administrator" and "Trustees and Officers" in the Statement of Additional Information, each of which is included in the Registration Statement.

Set forth below is a list of each officer and director of the Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since July 31, 1994.

                                    POSITION WITH            OTHER SUBSTANTIAL
                                    INVESTMENT               BUSINESS, PROFESSION
NAME                                ADVISER                  VOCATION OR EMPLOYMENT

John Turner                         Director                 Chairman and CEO, ReliaStar Financial
                                                             Corp.; Director of Northstar Affiliates;
                                                             Trustee and Chairman, Northstar
                                                             Affiliated Investment Companies.

John Flittie                        Director                 President, ReliaStar Financial Corp.
                                                             Director, Northstar Affiliates.

Mark L. Lipson                      Chairman/CEO             Director and Officer of Northstar
                                    Director                 Distributors, Inc., Northstar Administrators
                                                             Corp. and Northstar, Inc. Trustee
                                                             and President, Northstar Affiliated
                                                             Investment Companies.

Robert J. Adler                     Executive Vice           President, Northstar Distributors, Inc.
                                    President, Sales &
                                    Marketing

Thomas Ole Dial                     Executive Vice           Vice President, Northstar Affiliated
                                    President - Chief        Investment Companies, and Principal, Td
                                    Investment Officer,      Associates Inc.
                                    Fixed Income

Geoffrey Wadsworth                  Vice President/          Vice President - Northstar Affiliated
                                    Investments and          Investment Companies.
                                    Portfolio Manager

Ryan Johanson                       Vice President/          Vice President - Northstar Affiliated
                                    Investments              Investment Companies and Portfolio Manager,
                                                             Director of Global Market Risk Management,
                                                             Manager of Banque Indosuez.

Jeffrey Aurigemma                   Vice President -         Vice President - Northstar Affiliated
                                    Investments              Investment Companies and Portfolio Manager.

Michael Graves                      Vice President           Vice President - Northstar Affiliated
                                    Investments              Investment Companies.

Agnes Mullady                       Sr. Vice President       Vice President & Treasurer of Northstar
                                    and CFO                  Affiliates and the Northstar Affiliated
                                                             Investment Companies.

Gertrude Purus                      Vice President           Vice President Northstar Distributors, Inc. and
                                    Operations               Northstar Administrators Corp.

Stephen Vondrak                     Vice President           Vice President - Northstar Distributors, Inc.
                                    Sales/Marketing          Former Regional Marketing
                                                             Manager with Roger Engemann and
                                                             Associates.

Mark Sfarra                         Vice President -         Vice President - Northstar Distributors, Inc.
                                    Marketing


Set forth below is a list of senior members of the investment committee of Brandes Investment Partners, L.P. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since July 31, 1994.



Name and
Principal
Business Address         Principal Occupations During Past Two Years
----------------         --------------------------------------------



Charles Howard           Business: Managing Partner, Brandes Investment
 Brandes, CFA            Partners, L.P., 5/96 to present; Managing Director,
12750 High Bluff Dr.     Brandes Investment Partners, Inc., 4/93 to 4/96.
San Diego, CA 92130


Jeffrey Atwood Busby,    Business: Managing Partner, Brandes Investment
 CFA                     Partners, L.P., 5/96-present; Managing Director,
12750 High Bluff Dr.     Brandes Investment Partners, Inc., 4/93- 4-96.
San Diego, CA 92130


Glenn Richard Carlson,   Business: Managing Partner, Brandes
 CFA                     Investment Partners, L.P., 5/96-present; Managing
12750 High Bluff Dr.     Director, Brandes Investment Partners, Inc., 4/93-4/96.
San Diego, CA 92130


William Andrew           Business: Principal, Brandes Investment Partners, L.P.,
 Pickering, CFA          5/1/96-present; Vice President, Brandes Investment
12750 High Bluff Dr.     Partners, Inc. 4/1/93-4/30/96.
San Diego, CA 92130


The following is a Managing Partner:

Barry Paul O'Neil        Business: Managing Partner, Brandes Investment
12750 High Bluff Dr.     Partners, L.P., 5/1/96-present; Managing Director,
San Diego, CA 92130      Brandes Investment Partners, Inc., 4/1/93-4/30/96.

ITEM 29 .         PRINCIPAL UNDERWRITER

(a) See "HOW THE FUNDS ARE ORGANIZED AND MANAGED", "MEET THE PORTFOLIO MANAGERS" and "YOUR GUIDE TO BUYING, SELLING AND EXCHANGING SHARES OF NORTHSTAR FUNDS" in the Prospectus and "Underwriter and Distribution Services" in the Statement of Additional Information, both of which are included in this Post-Effective Amendment to the Registration Statement. Unless otherwise indicated, the principal business address for each person is c/o Northstar, Two Pickwick Plaza, Greenwich, CT 06830.


(b)      (1)                                (2)                      (3)
NAME AND PRINCIPAL                POSITION AND OFFICES       POSITION AND OFFICES
ADDRESS                             WITH UNDERWRITER           WITH REGISTRANT

John Turner                         Director                  Trustee, Chairman
20 Washington Ave. South
Minneapolis, MN

John Flittie                        Director                  None
20 Washington Ave. South
Minneapolis, MN

Mark L. Lipson                      Chairman & Director       Trustee and President

Rober J. Adler                      President                 None

Mark Blinder                        Reg. Vice President       None

Mike Brescia                        Reg. Vice President       None

Jennifer Byrne                      Reg. Vice President       None

Eugene Carlin                       Reg. Vice President       None



Charles Dolce                       Reg. Vice President       None

Chris Erbeck                        Reg. Vice President       None

Rick Galloway                       Reg. Vice President       None

Neil Gargiulo                       Reg. Vice President       None

Jim Gordon                          Reg. Vice President       None

Justin Gross                        Reg. Vice President       None

Edward Ittner                       Reg. Vice President       None

Nancy Lavin                         Reg. Vice President       None

Daniel Leonard                      Reg. Vice President       None

David Linton                        Reg. Vice President       None

Stephen O'Brien                     Reg. Vice President       None

Don Rhodes                          Reg. Vice President       None

Lauren Schiano                      Reg. Vice President       None

Gregg Smyth                         Reg. Vice President       None

Rich Westlund                       Reg. Vice President       None

Stephen Vondrak                     Vice President            None

Mark Sfarra                         Vice President            None

Gertrude Purus                      Vice President            None

Agnes Mullady                       Vice President &          Vice President & Treasurer
                                    Treasurer

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

State Street Bank and Trust Company maintains the following records at 225 Franklin Street, Boston, Massachusetts 02110, as Custodian and Fund Accounting Agent for the Fund:

         (1) Receipts and delivery of securities including certificate numbers;
         (2) Receipts and disbursement of cash;
         (3) Records of securities in transfer, securities in physical possession, securities owned and securities loaned; and
         (4) Fund Accounting Records.

First Data Investor Services Group ("First Data") maintains the following records at One Exchange Place, 11 Floor, Boston, Massachusetts 02109, as Transfer Agent and Blue Sky Administrator for the Fund:

         (1) Shareholder Records;
         (2) Share accumulation accounts: Details as to dates, number of shares and share prices of each account;
         (3) Fund Accounting Records; and
         (4) State Securities Registration Records.

All other records required by item 30(a) are maintained at the office of the Administrator, Two Pickwick Plaza, Greenwich, CT 06830 and the office of the Subadviser, 12750 High Bluff Drive, San Diego, CA 92130.

ITEM 31. MANAGEMENT SERVICES

Not Applicable

ITEM 32. UNDERTAKINGS

(a) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested in writing to do so by the holders of at least 10% of the Trusts' outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

(b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

(c) Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of the registration statement with respect to the Northstar Emerging Markets Value Fund.

                                 SIGNATURE PAGE


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certified that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Greenwich and State of Connecticut on the 26th day of December, 1997.

                                            NORTHSTAR TRUST

                                            /s/Mark L. Lipson
                                            Mark L. Lipson,  President*






         Signature                          Title                      Date

         /s/John G. Turner                  Chairman/Trustee           December 26, 1997
         John G. Turner*

         /s/Mark L. Lipson                  President/Trustee          December 26, 1997
         -----------------------------------
         Mark L. Lipson*

         /s/Paul S. Doherty                 Trustee                    December 26, 1997
         -----------------------------------
         Paul S. Doherty*

         /s/David W. Wallace                Trustee                    December 26, 1997
         -----------------------------------
         David W. Wallace*

         /s/Robert B. Goode, Jr.            Trustee                    December 26, 1997
         -----------------------------------
         Robert B. Goode, Jr.*

         /s/Walter H. May                   Trustee                    December 26, 1997
         -----------------------------------
         Walter H. May*

         /s/Alan L. Gosule                  Trustee                    December 26, 1997
         -----------------------------------
         Alan L. Gosule*

         /s/David W.C. Putnam               Trustee                    December 26, 1997
         -----------------------------------
         David W. C. Putnam*

         /s/John  R. Smith                  Trustee                    December 26, 1997
         -----------------------------------
         John R. Smith*

         /s/Agnes Mullady                   Principal Financial        December 26, 1997
         Agnes Mullady                      and Accounting Officer


         By:/s/Agnes Mullady
         *Agnes Mullady - Attorney-in-Fact.   Executed pursuant to powers of
          attorney filed with PEA Nos. 6 and 7.

                                INDEX TO EXHIBITS


EXHIBIT NUMBER UNDER
PART C OF FORM N-1A                 NAME OF EXHIBIT


         5                          Form of Investment Advisory Agreement

         5(a)                       Form of Subadvisory Agreement

         6                          Forms of Underwriting Agreements

         9                          Administrative Services Agreement

         10                         Opinion of Counsel

         15                         Form of Distribution and Service Plan

         18                         Multiple Class Plan Pursuant to Rule 18f-3